STRATEGIC PARTNERS TOTAL RETURN BOND FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 22, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Total Return Bond Fund (the "SP Fund"), a series of Strategic Partners Style Specific Funds (SP Style), would be acquired by Dryden Total Return Bond Fund, Inc. (the "Dryden Fund", and together with the SP Fund, the "Funds"), and the Dryden Fund would assume all of the liabilities of the SP Fund (the Reorganization). SP Style is a Delaware statutory trust and the Dryden Fund is a Maryland corporation. The shareholders' meeting where the vote will be held (the Meeting) is scheduled for Thursday, December 7, 2006 at 5:00 p.m. Eastern time.

The Board of Trustees of SP Style has reviewed and approved the proposal and recommended that the proposal be presented to the shareholders of the SP Fund for their consideration. Although the Board of Trustees have determined that the proposal is in your best interest, the final decision to approve the proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with substantially similar investment objectives and similar investment policies, and will allow you to enjoy a substantially larger asset base over which expenses will be spread. As a result of the Reorganization, the SP Fund shareholders are expected to realize a reduction in gross annual operating expenses borne by such shareholders, while net annual operating expenses are expected to remain unchanged for such shareholders.

The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•  By Telephone. If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Dryden Fund.

If you have any questions before you vote, please call D.F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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STRATEGIC PARTNERS TOTAL RETURN BOND FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Total Return Bond Fund (the SP Fund), a series of the Strategic Partners Style Specific Funds (SP Style), a Delaware statutory trust, is scheduled to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, on Thursday, December 7, 2006, at 5:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, the Dryden Total Return Bond Fund, Inc. (the Dryden Fund, and together with the SP Fund, the Funds), a Maryland corporation. In connection with this proposed transfer, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of the Dryden Fund and outstanding shares of the SP Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Trustees of SP Style, on behalf of the SP Fund, has fixed the close of business on September 8, 2006 as the record date for the determination of the shareholders of the SP Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
  Secretary

Dated: September 22, 2006

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Trustees of SP Style recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or via the Internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS TOTAL RETURN BOND FUND, A SERIES OF
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
and
PROSPECTUS
for
DRYDEN TOTAL RETURN BOND FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 22, 2006

Acquisition of the Assets, and Assumption of Liabilities, of the Strategic Partners Total Return Bond Fund
by, and in exchange for shares of, the Dryden Total Return Bond Fund, Inc.

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Total Return Bond Fund (the SP Fund), a series of the Strategic Partners Style Specific Funds (SP Style), a Delaware statutory trust, in connection with the solicitation of proxies by the Board of Trustees of SP Style for use at a special meeting of shareholders of the SP Fund where the vote will be held for the proposals and at any adjournments or postponements thereof (the Meeting).

On or about September 30, 2006, SP Style intends to change its name to JennisonDryden Style Specific Funds.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, December 7, 2006 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about September 29, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by, Dryden Total Return Bond Fund, Inc. (the Dryden Fund, and together with the SP Fund, the Funds), a Maryland corporation, in exchange for shares of the Dryden Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization).

If the Plan is approved by the shareholders of the SP Fund, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the equivalent class of the Dryden Fund and shareholders of the SP Fund will become shareholders of the Dryden Fund. Subsequent to the Meeting or any adjournment thereof, the SP Fund will be liquidated.

The investment objectives of the Funds are substantially similar and the investment policies of the Funds are similar. The investment objective of the SP Fund is total return consisting of current income and capital appreciation, while the investment objective of the Dryden Fund is total return. The Dryden Fund, however, seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's subadviser. Each Fund invests primarily in debt securities, including U.S. Government securities, mortgage-related securities, corporate debt securities and foreign securities. The SP Fund follows a non-fundamental investment policy of investing, under normal circumstances, at least 80% of the Fund's investable assets in investment grade debt obligations, that is obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service, and unrated debt obligations that the subadviser believes are comparable in quality. The Dryden Fund invests, under normal circumstances, at least 80% of its investable assets in bonds. For purposes of the Dryden Fund's policy, bonds include all fixed-income securities with a maturity at date of issue of greater than one year, other than preferred stock. The term investable assets will be less than the Dryden Fund's total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. If the shareholders of the SP Fund approve the Plan, they will become shareholders of the Dryden Fund.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Plan and the issuance of shares of the Dryden Fund that you should know about before voting. You should retain it for future reference. Additional information about the Dryden Fund and each proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The Prospectus for the Dryden Fund, dated April 24, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  The Statement of Additional Information (SAI) for the Dryden Fund, dated April 24, 2006, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated September 22, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders of the Dryden Fund for the fiscal year ended December 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders of the Dryden Fund for the period ended June 30, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Dryden Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the SP Fund (attached as Exhibit A), the Prospectus for the Dryden Fund (enclosed as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Dryden Fund into a single mutual fund. The SP Fund is a series of SP Style, an open-end investment company that is organized as a Delaware statutory trust. The Dryden Fund is an open-end investment company that is organized as a Maryland corporation.

If shareholders of the SP Fund vote to approve the Plan, the assets of the SP Fund will be transferred to, and all of the liabilities of the SP Fund will be assumed by, the Dryden Fund in exchange for an equal value of shares of the Dryden Fund. Shareholders of the SP Fund will have their shares exchanged for shares of the Dryden Fund of equal dollar value based upon the value of the shares at the time the SP Fund's assets are transferred to the Dryden Fund. After the transfer of assets and exchange of shares have been completed, the SP Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Dryden Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of SP Style and the Board of Directors of the Dryden Fund have determined that the proposed Reorganization of the SP Fund is in the best interests of the SP Fund, the Dryden Fund and the shareholders of the SP Fund and the Dryden Fund, respectively, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Plan.

The SP Fund is governed by a Board of Trustees, while the Dryden Fund is governed by a Board of Directors. We refer to each as a "Board" and sometimes refer separately to "Directors" or "Trustees".

The Boards of SP Style, on behalf of the SP Fund, and the Dryden Fund have approved the Plan and the Board of Trustees of SP Style, on behalf of the SP Fund, unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who owned shares of the SP Fund at the close of business on September 8, 2006 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or via the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus (enclosed as Exhibit B) and SAI for the Dryden Fund, each of which is incorporated by reference into this Prospectus/Proxy Statement.

The investment objectives of the Funds are substantially similar and investment policies of the Funds are similar. The investment objective of the SP Fund is total return consisting of current income and capital appreciation, while the investment objective of the Dryden Fund is total return. The Dryden Fund, however, seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund's subadviser. The Funds' investment objectives are fundamental policies that cannot be changed by the Funds' Board without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser as follows:

•  The SP Fund normally invests at least 80% of its investable assets in investment grade debt obligations. Investment grade debt obligations are debt obligations rated at least BBB by S&P, Baa by Moody's, or, if unrated, determined by the subadviser to be of comparable quality. The SP Fund may invest up to 20% of its investable assets in high yield debt obligations ("junk bonds") that are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that its subadviser believes are comparable in quality. The SP Fund may invest in different types of debt obligations issued or guaranteed by the U.S.

Government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The SP Fund can invest up to 20% of its total assets in foreign currency-denominated debt obligations. The SP Fund may also invest in mortgage-related securities and asset-backed securities. The SP Fund also may invest up to 20% of its investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock.

•  The Dryden Fund normally invests at least 80% of the Fund's investable assets in bonds (for purposes of the Dryden Fund's policy, bonds include all fixed-income securities with a maturity at date of issue of greater than one year, other than preferred stock). The Dryden Fund may invest up to 50% of its investable assets in junk bonds having a rating of not lower than CCC as determined by at least one major rating agency. The Dryden Fund's subadviser allocates assets among different debt securities, including U.S. Government securities, mortgage-related securities, asset-backed securities, corporate debt securities and foreign securities (mainly government issued securities). The Fund may invest up to 45% of its investable assets in foreign securities. The Dryden Fund also may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price.

The Funds emphasize similar investment styles. The Dryden Fund's subadviser has a team of fixed-income professionals, including portfolio managers, credit and quantitative analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The Dryden Fund's subadviser conducts economic research and fundamental credit and quantitative analysis to determine sector, industry, country and currency allocation, as well as the relative value of each bond considered for purchase. Similar to the Dryden Fund's subadviser, the SP Fund's subadviser also evaluates country and currency selection for foreign debt securities. Each Fund's subadviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

Each Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect a Fund's performance and may have adverse tax consequences.

Each Fund is a diversified fund under the 1940 Act. See "Comparison of Other Policies – Diversification" and "Investment Restrictions" below.

The Funds typically distribute annually all, or substantially all, of their ordinary income and net realized capital gains.

After the Reorganization is completed, it is expected that the Dryden Fund will continue to be managed according to its current investment objective and policies.

Comparison of Other Policies

Diversification

As diversified investment companies, with respect to 75% of their assets, the Funds cannot invest more than 5% of their respective assets in the securities of any one issuer and cannot hold more than 10% of the outstanding voting securities of such issuer.

Mortgage-Related Securities

The Funds invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The SP Fund may only invest up to 25% of the Fund's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. government). The Dryden Fund does not have this restriction. The mortgage-related securities in which the Funds may invest may include collateralized mortgage obligations, stripped mortgage-backed securities and multi-class pass through securities.

U.S. Government Securities

The Funds may also invest in debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some (but not all) of these debt securities such as U.S. Treasury securities, are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These also include obligations of the Government National Mortgage Association (GNMA or Ginnie Mae). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or Fannie Mae) and the Student Loan Marketing Association (SLMA or Sallie Mae), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

Junk Bonds/High-Yield Debt Securities

The Dryden Fund may invest up to 50% of its investable assets in below investment-grade securities, also known as junk bonds, having a rating of not lower than CCC by at least one major rating agency. In contrast, the SP Fund may invest up to 20% of the Fund's assets in junk bonds that are rated at least B by S&P, Moody's or another major rating service and unrated debt obligations that its subadviser believes is comparable in quality.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized.

Foreign Debt Securities

The Dryden Fund and the SP Fund may invest up to 45% and 30%, respectively, of their investable assets in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars. Each Fund may also invest in emerging markets securities.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities

The Funds may invest in zero coupon bonds, pay-in-kind (PIK) or deferred payment securities. Zero coupon bonds do not pay interest during the life of the security. An investor purchases the security at a price that is less than the amount the investor will receive when the borrower repays the amount borrowed (face value). PIK securities pay interest in the form of additional securities.

Municipal Bonds and Notes

The Funds may invest in municipal securities. Municipal securities include municipal bonds and notes issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt.

In most cases, municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Convertible Securities; Preferred Stock

The Funds may invest in convertible securities, which include preferred stocks and debt securities of a corporation that may be converted into underlying shares of common stock either because they have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. The Dryden Fund will sell common stock received upon conversion. The SP Fund may invest up to 20% of its investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock.

Money Market Instruments

Each Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Credit-Linked Securities

The Dryden Fund invests in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Repurchase Agreements; Reverse Repurchase Agreements

The Funds may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used by the Funds for cash management purposes only. The Funds may also enter into reverse repurchase agreements and dollar rolls.

Derivative Instruments

Each Fund may invest in various derivative instruments. Generally, with derivatives, the relevant subadviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. The Dryden Fund usually invests less than 10% of its total assets in such derivative strategies. As a result of the Reorganization, if the SP Fund holds more than 10% of its total assets that are transferred to the Dryden Fund in derivatives, the Dryden Fund may need to sell some of the deivative investments. The Funds have different percentage limits on the various types of derivative instruments. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Short Sales. The Funds may make short sales of a security. This means that a Fund may sell a security that it does not own, which it may do, for example, when its subadviser believes that the value of the security will decline. The Funds generally borrow the security to deliver to the buyers in a short sale. The Funds must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. In a short sale "against the box", the Fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns.

When Issued and Delayed-Delivery Securities

Each Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Corporate Debt Securities

The Funds may invest in corporate debt securities whereby a corporation pays the Fund a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, they may invest up to 100% of their respective assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position such investments may help to preserve the Fund's assets, although such investments are not consistent with either Fund's investment objectives and such investment may limit the Fund's ability to achieve its investment objective.

Bank Debt

The Funds may invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation or other institution that is the borrower and one or more financial institutions that are the lenders. These types of investments can be in the form of loan participations or assignments.

Borrowing and Pledging Assets

The Funds may borrow an amount equal to no more 33 1/3% of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up 33 1/3% of the value of their total assets, as applicable, to secure such borrowings. A Fund will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield on the Fund. The Funds will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Funds' Board.

Purchase Shares of Investment Companies

Pursuant to an exemptive order from the SEC, the Funds may purchase shares of affiliated investment companies in amounts up to 25% of their respective total assets. The Funds also may invest up to 10% of their respective total assets in securities of other non-affiliated investment companies, subject to any other limitations in their investment restrictions. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, if outstanding loans do not exceed 33 1/3% of the value of such Fund's total assets and the loans are callable at any time by the Fund.

Illiquid Securities

The Funds may invest up to 15% of their respective net assets in illiquid securities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

Investment Restrictions

A Fund may not change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) purchase securities of any issuer if, as a result, the Fund would fail to be a diversified company with the meaning of the 1940 Act; (ii) issue senior securities; (iii) purchase or sell real estate; (iv) purchase or sell physical commodities; (v) underwrite securities; (vi) make loans (except for certain securities lending transactions); and (vii) concentrate its investments by investing 25% or more of the value of the Fund's investable assets in securities of issuers having their principal business activities in the same industry.

For purposes of investment restriction (i) above, the Dryden Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Dryden Fund's total assets, (i) more than 5% of the Dryden Fund total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Dryden Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of investment restriction (ii) above, under the 1940 Act, the Funds can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If a Fund's asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction (vi) above, the Dryden Fund will currently lend up to 33 1/3% of the value of its total assets.

Although not fundamental, the Funds also have the following investment restrictions.

Each Fund may not make investments for the purpose of exercising control or management.

The Funds may not invest in securities of other investment companies, except that (a) subject to certain restrictions, the Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions and (b) pursuant to a SEC exemptive order, each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund, subject to the 1940 Act laws, interpretations and exemptions. Notwithstanding anything to the contrary, the Dryden Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

Risks of Investing in the Funds

Like all investments, an investment in the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The debt obligations in which the Funds invest are subject to the risk of losing value because of credit risk, market risk, prepayment risk, extension risk or interest rate risk.

•  Credit risk – the risk that the issuer may be unable to make principal and interest payments when they are due.

•  Market risk – the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictable. Market risk may affect an industry, a sector or the market as a whole.

•  Prepayment risk – the risk that a debt instrument may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require a Fund to reinvest in lower yielding securities.

•  Extension risk – the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the security to fall.

•  Interest rate risk – the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

Certain debt securities also may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. In addition, as referred to above, not all U.S. Government securities and mortgage related securities are insured or guaranteed by the U.S. Government; some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

The Funds may actively and frequently trade in portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Funds' performance and have adverse tax consequences.

Junk Bonds. Investing in junk bonds subject the Funds to heightened credit risk, market risk and tend to be less liquid than higher-rated securities. Junk bonds also are generally less secure than high quality debt securities.

Foreign Securities. Investing in foreign securities subjects the Funds to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information. Political developments may adversely affect the value of a Fund's foreign securities.

Emerging Markets. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Funds. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed. Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have a negative impact on securities prices.

Derivative Instruments. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those instruments that involve leverage could magnify losses.

Short Sales. Short sales may magnify losses relating to the underlying security, in particular due to share price volatility, because the underlying security must be replaced at a specific time. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. Short sales against the box are not subject to these risks but give up the opportunity for capital appreciation in the security.

Mortgage-Related and Asset-Backed Securities. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Funds may have to replace them with lower-yielding securities. Asset-backed securities are also subject to extension risk (the risk that the rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall), market risk and interest rate risk.

Money Market Instruments. Money market instruments limit the Funds' potential for capital appreciation and achieving their objective. Money market instruments are also subject to credit and market risk.

Convertible Securities; Preferred Stock. Convertible securities and preferred stock are subject to credit risk and market risk. They are also subject to the risk that the underlying securities could lose value.

Loan Participations and Assignments. In participations, the Fund is subject to the credit risk of the lender and the Fund has no rights against the borrower in the event the borrower does not repay the lender. In assignments, the Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral and the rights against the borrower that are acquired by the Fund may be more limited than those held by the assigning lender. Such investments are also subject to credit risk, market risk and illiquidity risk.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. In addition to credit and market risk, zero coupon bonds, PIKs and deferred payment securities are typically subject to greater volatility and less liquidity in adverse markets than other debt securities. Deferred payment securities pay regular interest after a predetermined date. The Funds record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but do not receive income currently. Because the Funds are required under federal income tax laws to distribute income to their shareholders, in certain circumstances, the Funds may have to dispose of their portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

When Issued and Delayed-Delivery Securities. The value of the securities may decrease before delivery occurs. The broker-dealer may become insolvent prior to delivery and investment costs may exceed potential underlying investment gains.

Credit-Linked Securities. In addition to market risk, prepayment risk, illiquidity risk and extension risk, the issuer of the credit-linked security may default or go bankrupt.

Illiquid Securities. Illiquid securities may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with higher-rated securities.

Due to the substantial similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Comparison of Organizational Structure

Forms of Organization

The SP Fund is a series of SP Style, which is an open-end management investment company, organized as a Delaware statutory trust. SP Style is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four series, one of which is the SP Fund. The SP Fund is further divided into Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical. Accordingly, for ease of reference the SP Fund sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately eight years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Dryden Fund is authorized to issue two billion shares of common stock, $.001 par value per share, currently divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Dryden Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. If the Plan relating to the SP Fund is approved, the Dryden Fund will authorize and issue five additional classes, designated Class B1, Class L, Class M, Class X and New Class X shares that will be equivalent to the Class B, Class L, Class M, Class X and New Class X shares of the SP Fund.

The Dryden Fund operates pursuant to a charter (the Charter), which includes its Articles of Incorporation and amendments thereto, and By-Laws. SP Style operates pursuant to an Agreement and Declaration of Trust (Declaration) and By-Laws. The Dryden Fund is governed by a Board of Directors; SP Style by a Board of Trustees. We refer to both as a "Board" and sometimes refer separately to "Directors" or "Trustees". Due to differences in Maryland and Delaware law and the governing documents of the Dryden Fund and SP Style, we have summarized below several material differences between the rights of shareholders of the Dryden Fund and of SP Style. The following is only a summary and is not a complete description of the governing documents of the Dryden Fund and SP Style. You should refer to the Charter and By-Laws of Dryden Fund and the Declaration and By-Laws of SP Style for more complete information.

Forms of Ownership. Ownership interests in the Dryden Fund are represented by shares of common stock of a corporation. Ownership interests in the SP Fund are represented by shares of beneficial interests of a Delaware statutory trust. The par value of the Funds' common stock and shares, as applicable, is $.001. We refer to the ownership interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. The Declaration permits the Trustees of SP Style, without shareholder approval (unless such approval is otherwise required by the 1940 Act), to (a) cause SP Style to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume SP Style's registration under the 1940 Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause SP Style to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of SP Style or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume SP Style's registration under the 1940 Act or (e) at any time sell or convert into cash all or any part of the assets of SP Style or any series or class thereof. As a registered open-end investment company, the Dryden Fund is authorized under Maryland law to transfer all of its assets (or the assets of any class or series of shares) without shareholder approval.

Shareholder Meetings

Place of Meeting. The Dryden Fund may hold shareholder meetings at any place set by the Board. SP Style is required to hold shareholder meetings at the principal executive offices of SP Style or at such other place within the United States as the Trustees shall designate.

Shareholder Voting Rights. Each share of the Dryden Fund's common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of the Dryden Fund's stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. SP Style's Board is entitled to determine, without the vote or consent of shareholders (except as required by the 1940 Act) with respect to any matter submitted for a shareholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, shareholders of SP Style are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to SP Style as may be required by the 1940 Act, the Declaration, the By-Laws or any registration of SP Style with the Commission (or any successor agency) or any state, or as the Board may consider necessary or desirable. The shareholders of the Dryden Fund are not similarily limited in their voting rights.

Record Date. The Dryden Fund's Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 or fewer than 10 days prior to the applicable meeting of shareholders. SP Style's Board may fix a record date falling not more than 120 days prior to the meeting.

Annual Meetings. The Dryden Fund is not required to hold an annual meeting of its shareholders in any year in which the election of Directors is not required to be acted upon under the 1940 Act. There are no requirements regarding annual shareholder meetings set forth in SP Style's Declaration or By-Laws or the Delaware Statutory Trust Act.

Special Meetings. The Dryden Fund must call a special meeting of shareholders if so requested by the Chairman or President, by a majority of the Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting, or, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. The Dryden Fund's Board has the power to fix the date and time of any special meeting of shareholders. SP Style is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any Trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of SP Style refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the By-Laws.

Inspector of Elections. The Dryden Fund is required to appoint one or more inspectors of election, upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in SP Style's Declaration or By-Laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals. There are no requirements regarding advance notice for shareholder proposals set forth in SP Style's Declaration or By-Laws or the Delaware Statutory Trust Act. Although the Dryden Fund's charter provides that the By-laws may delineate requirements for presenting matters at annual meetings, the current By-laws do not do so. This generally means that the shareholders may submit proposals from the floor of an annual meeting.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast one-third of all votes entitled to be cast on a matter with respect to one or more series or classes of the Dryden Fund shall constitute a quorum for the transaction of business at a meeting of such shareholders. For SP Style, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by the By-Laws or the Declaration or by federal law, including the 1940 Act.

Adjournments. Whether or not a quorum is present, the Dryden Fund may adjourn a meeting of shareholders convened on the date for which it was called, by majority vote of the shareholders present, to a date not more than 120 days after the original record date. SP Style can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of SP Style may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present.

Shareholder Action Without a Meeting. Common shareholders of the Dryden Fund are not entitled to act by written consent unless such consent is unanimous. Shareholders of SP Style can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the Officers or Trustees of SP Style, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to the Dryden Fund's Charter generally require the approval of the Board and at least a majority of the outstanding voting securities. However, the Board may amend the Charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, the Board of the Dryden Fund is also authorized to increase or decrease the aggregate authorized capital stock, and classify and reclassify shares, without shareholder approval. The Board of SP Style is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

The Dryden Fund's By-Laws can be amended by (A) majority vote of the shareholders; or (B) majority vote of the Board. SP Style's By-Laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Boards

Number of Members. The Dryden Fund's Board can change the number of directors to any number between three (3) and twelve (12). Shareholders of SP Style have approved amendments to the Declaration which would permit the number of Trustees to be such number as is determined, from time to time, by the Board, but shall at all times be at least one.

Removal of Board Members. The Dryden Fund's shareholders may remove a Board member, with or without cause, by a vote of 2/3 of the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. Trustees of SP Style may be removed at any shareholder meeting by a vote of 2/3 of the outstanding shares, or by 2/3 vote of the Board.

Board Vacancies. A vacancy on The Dryden Fund's Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, or unless otherwise required by law). A vacancy on SP Style's Board may be filled by a majority of the Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Directors/Trustees and Officers. The Dryden Fund's Charter provides that, to the extent permitted by law, a director or officer of the Dryden Fund will not be liable to The Dryden Fund or its shareholders for monetary damages. Pursuant to Maryland law, this limitation on liability would not apply (1) to the extent the person actually received an improper benefit or profit in money, property or services; or (2) to the extent that a final adjudication adverse to the person is entered based on a finding that the action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action. The Declaration of SP Style provides that a Trustee, when acting in such capacity, shall not personally be liable to any person other than SP Style or its shareholders for any act, omission or obligation of SP Style, of such Trustee or any other Trustee, and shall be liable to SP Style and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of SP Style. With regard to both the Dryden Fund and SP Style, the 1940 Act will not permit a director or officer to be protected against liability to a registered investment company or its shareholders to which he or she would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Indemnification of Directors/Trustees, Officers, Employees and Agents. The Dryden Fund's organizational documents require indemnification of directors and officers to the fullest extent permitted by law. Other employees and agents shall be indemnified to the extent authorized by the Board or the By-Laws. Maryland law prohibits indemnification if it is established that (1) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the person actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. SP Style' By-Laws provide that it shall indemnify Trustees, officers, employees and agents to the fullest extent permitted by law, except that no indemnification will be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. In the case of both the Dryden Fund and SP Style, the 1940 Act prohibits indemnification of an officer or director in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Liability of Shareholders

SP Style's Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of SP Style of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability. The Dryden Fund's organizational documents do not include a similar provision. However, under Maryland law, the Dryden Fund's shareholders generally have no personal liability for the debts or obligations of the Dryden Fund as a result of their status as shareholders.

Derivative Actions

SP Style's Declaration imposes certain conditions on the ability of shareholders to bring a derivative action on behalf of SP Style, including a requirement that shareholders who collectively hold at least 10% of the outstanding shares of SP Style (or the series or class to which such action relates) join in a pre-suit demand upon the Board to bring such an action unless an effort to cause the Board to bring the action is not likely to succeed. The Dryden Fund's Charter does not include similar limitations.

Termination and Dissolution

SP Style may be terminated at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class. Dissolution of the Dryden Fund requires the approval of the holders of a majority of the outstanding shares of all classes and series. However, the Dryden Fund may transfer all or any part of the assets of a series without shareholder approval under Maryland law, and can redeem outstanding shares of net asset value under certain circumstances.

Management of the Funds

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serves as investment manager (the Investment Manager) of both of the Funds pursuant to an investment management agreement with SP Style on behalf of the SP Fund (the SP Management Agreement) and with the Dryden Fund (the Dryden Management Agreement and together with the SP Management Agreement, the Management Agreements).

Under the Management Agreements, PI manages the Funds' investment operations and administers its business affairs. Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective subadvisers for the Funds. In evaluating a prospective subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of and supervising the Funds' subadviser(s). As of March 31, 2006, PI served as the Investment Manager to all of the Prudential Financial, Inc. U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $98.9 billion.

The Funds have obtained an exemption from the SEC (the Order) that permits PI to change subadvisers that are not affiliated with PI for each of the Funds, including the SP Fund, and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of the Funds. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Funds) is intended to facilitate the efficient supervision and management of the subadvisers by PI and the Directors of the Funds.

With respect to the Funds, PI currently engages the following subadvisers to manage the investments of the Funds in accordance with that Fund's investment objective, policies and limitations and any investment guidelines established by PI. Each subadviser is responsible, subject to the supervision and control of PI, for the purchase, retention and sale of securities in a Fund's investment portfolio under its management.

Pacific Investment Management Company LLC (PIMCO) located at 840 Newport Center Drive, Newport Beach, California 92660, has served as the subadviser for the SP Fund since March 2006. PIMCO is an investment counseling firm founded in 1971. As of December 31, 2005, PIMCO had approximately $594.1 billion of assets under management. William H. Gross, CFA, is the individual at PIMCO primarily responsible for the day-to-day management of the assets of the SP Fund.

William H. Gross, CFA, Managing Director, Portfolio Manager, and Chief Investment Officer, was a founding partner of PIMCO in 1971. Mr. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the SP Fund. Mr. Gross has been responsible for the day-to-day management of the SP Fund since August 2005. Mr. Gross has 36 years of investment experience and has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

Prudential Investment Management, Inc. (PIM) is the subadviser to the Dryden Fund and has served as a registered investment adviser to investment companies since 1984. PIM is an indirect, wholly owned subsidiary of Prudential Financial. The Fixed Income ("PIM Fixed Income") unit of PIM is the primary public fixed-income asset management business of PIM. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

Steven Kellner, Robert Tipp, and David Bessey of PIM Fixed Income are the portfolio managers responsible for the management of the Dryden Fund.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM Fixed Income, including US Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He is also senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. Previously, Mr. Kellner managed US corporate bonds for Prudential Financial's proprietary fixed-income portfolios.

Mr. Kellner joined Prudential Financial in 1986 and has 19 years investment experience. He has managed the Dryden Fund since 1999.

Robert Tipp, CFA is Chief Investment Strategist of PIM Fixed Income. He has supervisory responsibility for PIM Fixed Income's portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. governments and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed-income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research Planning Center and managed fixed-income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 21 years of investment experience. Mr. Tipp has managed the Dryden Fund since October 2004.

David Bessey is Managing Director and Head of the Emerging Markets team for PIM Fixed Income. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies and specializes in the utility and emerging markets sectors for the High Yield team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 15 years investment experience. He has managed the Dryden Fund since 2004.

Subsequent to the consummation of the Reorganization, PIM will continue to serve as the subadviser for the Dryden Fund, although the portfolio managers for the Dryden Fund could change at any time prior to and after the consummation of the Reorganization. If the Investment Manager determines that such portfolio manager change is not in the best interests of the Dryden Fund and its shareholders, then pursuant to the Order the subadviser may be replaced with another subadviser that is not affiliated with PIM without prior shareholder approval, subject to Board approval. If such change occurs you will be notified and you may change your vote for the proposal as described herein under "Voting Information – Revocation of Proxies."

Additional Information About the Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of December 31, 2005 for the Dryden Fund and July 31, 2005 for the SP Fund.

Other Accounts Managed by Portfolio Managers

The table below identifies, for the portfolio managers referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts Managed		Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts Managed		Assets of Other Accounts Managed (Thousands)
SP Fund
William H. Gross	29	$122,009,000	15		$4,922,000	41		$21,258,280
Dryden Fund						20		21,142,060
Steven Kellner	2	616,292	2*		26,194	9** 1**		4,556,686 272,684
Robert Tipp	20	7,604,970	25	*	2,783,462	43	**	22,832,486
David Bessey	6	1,791,072	23*		1,175,318	15** 1**		3,331,908 58,152

*  "Other Pooled Accounts" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

**  "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund	PIMCO:

Compensation

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") considered when determining the bonus for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the Lehman Brothers Aggregate Bond Index (the applicable benchmarks) for each account managed by a portfolio manager (including the SP Fund) and relative to applicable industry peer groups;

• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

• Amount and nature of assets managed by the portfolio manager;

• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

• Contributions to asset retention, gathering and client satisfaction;

• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (continued)	A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (Cash Bonus Plan), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. (AGI), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (Allianz). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
SP Fund (concluded)	Potential Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the SP Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the SP Fund, track the same index the SP Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the SP Fund. The other accounts might also have different investment objectives or strategies than the SP Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the SP Fund, the portfolio managers know the size, timing and possible market impact of SP Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the SP Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the SP Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the SP Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the SP Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the SP Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the SP Fund on a fair and equitable basis over time.

Dryden Fund	PIM:

Compensation

PIM Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial Inc. (Prudential Financial), providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professional's incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio. For example, the performance of the Dryden Fund was judged versus the Lehman Aggregate Index and the Lipper Intermediate Investment Grade as part of this process,

2) PIM Fixed Income's business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Dryden Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Dryden Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Dryden Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Dryden Fund and reviewed by the independent directors of the Dryden Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Dryden Fund. This can occur particularly with respect to fixed-income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Dryden Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PIM may be selling a security for the Dryden Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Dryden Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Dryden Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Dryden Fund, at prices which may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Dryden Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products).

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (continued)	Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Dryden Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over- weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account, of The Prudential Insurance Company of America (PICA, PIM's proprietary accounts and accounts of other affiliates of PIM (collectively the Affiliated Accounts) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in PIM's client accounts, including the Dryden Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Dryden Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest the Dryden Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

It is anticipated that there will be situations in which the interests of the Dryden Fund in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by PIM or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the Fund but at different levels in the capital structure. Investment by Affiliated Accounts at different levels to that of the Dryden Fund in the capital structure of a portfolio company presents inherent conflicts of interest between the Affiliated Accounts and the Dryden Fund. For example, in the event of restructuring or insolvency, the holders of senior debt may exercise remedies and take

Fund	Compensation Structure and Method(s)/Material Conflicts of Interest
Dryden Fund (concluded)	other actions that are not in the interest of or are adverse to holders of junior debt. Similarly, an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by the Dryden Fund, Such conflicts may also exist among client accounts managed by PIM or its affiliates. While these conflicts cannot be eliminated, PIM has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of the Dryden Fund are originated and managed in its best interests.

In addition, portfolio managers may advise Affiliated Accounts. PIM's portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts, including the Dryden Fund, are managed differently from Affiliated Accounts, each of the client accounts, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM's fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts' investment objectives, investment strategies and restrictions (these conflicting positions and transactions, where arising from PIM's advisory activities or where PIM is otherwise aware of them, are collectively referred to as Differing Positions). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of PICA's general account, trading by PICA's general account in certain securities, particularly certain fixed-income securities, may result in market changes in response to trades. Although PIM expects that PICA's general account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PIM follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Portfolio Managers Securities Ownership As of December 31, 2005 for the Dryden Fund and as of July 31, 2005 for the SP Fund, none of the portfolio managers owned securities issued by a Fund that is managed by that portfolio manager.

Investment Management Fees

Pursuant to the Management Agreements, PI receives a monthly investment management fee for the performance of its services. The investment management fee is accrued daily for the purposes of determining the sale and redemption price of each Fund's shares. PI, as Investment Manager of the Funds, pays each subadviser a portion of its fee for the performance of the subadvisory services at no additional cost to the Funds.

Under the SP Management Agreement, the SP Fund is obligated to pay PI an annual investment management fee equal to 0.50% of its average daily net assets. Under the Dryden Management Agreement, the Dryden Fund is obligated to pay PI an annual investment management fee equal to 0.50% of its average daily net assets up to and including $1 billion and 0.45% of its average daily net assets in excess of $1 billion. As a result, if the Plan is approved, the shareholders of the SP Fund could pay an annual investment management fee at a lower rate (excluding any management fee waiver and or expense reimbursement) if the Dryden Fund's assets surpass $1 billion. During its fiscal year ended July 31, 2005 and the period ended January 31, 2006, the SP Fund paid $502,260 and $761,812, respectively, in investment management fees to PI. During the fiscal year ended December 31, 2005 and the period ended June 30, 2006, the Dryden Fund paid $1,516,308 and $746,973, respectively, in investment management fees to PI.

PI pays the respective subadviser a portion of the investment management fee that PI receives from the Funds. PI pays such subadvisory fees without any additional expense to the respective Fund. With respect to the SP Fund, PI pays PIMCO an annual rate equal to 0.25% of the SP Funds average daily net assets. With respect to the Dryden Fund, PI pays PIM an annual rate equal to 0.25% of the Funds average daily net assets.

Distribution Plans

Prudential Investment Management Services LLC (PIMS) (collectively, the Distributor) serves as the principal underwriter and distributor for the Funds. SP Style, on behalf on the SP Fund, and the Dryden Fund each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of the Dryden Fund) to compensate each Fund's respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A (1)	0.25% of the Fund's average daily net assets attributable to Class A shares

Class B (SP Fund) (2)	0.75% of the Fund's average daily net assets attributable to Class B shares

Class B (Dryden Fund) (2)	1.00% of the Fund's average daily net assets attributable to Class B shares

Class C (3)	0.75% of the Fund's average daily net assets attributable to Class C shares

Class L (4)	0.50% of the Fund's average daily net assets attributable to Class L shares

Class M (4)	1.00% of the Fund's average daily net assets attributable to Class M shares

Class X (4)	1.00% of the Fund's average daily net assets attributable to Class X shares

Class Z (5)	None

(1)  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares for the period ending November 30, 2007 (for the SP Fund) and April 30, 2007 (for the Dryden Fund). Without such contractual fee waiver the 12b-1 fee for the Funds' Class A shares would be 0.30%.

(2)  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class B shares of the SP Fund to 0.75% of the Fund's average daily net assets of the Class B shares for the period ending November 30, 2007. Without such contractual fee waiver the 12b-1 fee for the Fund's Class B shares would be 1.00%. Subject to shareholder approval of the Reorganization, the Distributor of the Dryden Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class B shares of the Dryden Fund to 0.75% of the Fund's average daily net assets of the Class B shares for a twelve month period subsequent to the closing of the Reorganization.

(3)  The Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class C shares to 0.75% of each Fund's average daily net assets of the Class C shares for the period ending November 30, 2007 (for the SP Fund) and April 30, 2007 (for the Dryden Fund). Without such contractual fee waiver the 12b-1 fee for the Funds' Class C shares would be 1.00%.

(4)  Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Reorganization by shareholders, the Dryden Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, these classes of shares will generally be closed to new purchasers.

(5)  Only the Dryden Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's Distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the Distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the Distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of the Dryden Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

The Funds' portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Manager (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of large mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M and Class X, as applicable, of each Fund shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, Class L, Class M and Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for the SP Fund, see www.strategicpartners.com, and for the Dryden Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund) on its website within approximately 30 days (for the Dryden Fund) or 60 days (for the SP Fund) after the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund). Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top 10 holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by PFPC Trust Company (for the SP Fund) and The Bank of New York (for the Dryden Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund will provide to:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of SP Style has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. Neither Fund has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. Class B shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a contingent deferred sales charge (CDSC) will be deducted from the redemption proceeds. Class C shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 4.25% initial sales charge on purchases under $1 million. Class M, Class X and New Class X shares are sold subject to a CDSC of 6.0%, decreasing annually. For more information relating to the purchase, redemption, exchange and distribution of Class A, B and C shares see the "How to Buy Shares" and "How to Sell Shares" sections in the Dryden Fund's prospectus attached hereto as Exhibit B.

Class L shares of the Funds are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the Distributors and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	4.25%	4.44%
$50,000 up to $100,000	4.00%	4.17%
$100,000 up to $249,000	3.50%	3.63%
$250,000 up to $499,000	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares of the Funds in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Funds.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within seven years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees, to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	3.0%
5th year after purchase	2.0%
6th year after purchase	2.0%
7th year after purchase	1.0%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares are sold without an initial sales charge. However, if Class X shares are redeemed within eight years of their purchase (seven years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, bonus shares, and shares held for over eight years) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the

Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex (Complex Fund), including those of the other Fund, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Complex Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Complex Fund without a sales charge. If you exchange such shares for shares of another Complex Fund or if you receive Dryden shares in exchange for SP Fund shares pursuant to a Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI, such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

SP Style Share Class Designations

In addition, pursuant to its Declaration of Trust, SP Style may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference SP Style sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately eight years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

If the Reorganization is approved, the Dryden Fund will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Dryden Fund in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the projected unaudited pro forma fees and expenses of the Dryden Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Dryden Fund after the Reorganization for purposes of determining any applicable CDSCs. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The pro forma fees and expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	4.50%	4.50%	4.50%
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.20%	1.14%	1.13%
– Fee waiver and/or expense reimbursement	(0.15)%	(0.05)%	(0.08)%
= Net annual fund operating expenses	1.05%	1.09%	1.05%

Class B Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	5.00%	5.00%	5.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.90%	1.84%	1.83%
– Fee waiver and/or expense reimbursement	(0.35)%	N/A	(0.28)%
= Net annual fund operating expenses	1.55%	1.84%	1.55%

Class C Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	1.00%	1.00%	1.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.90%	1.84%	1.83%
– Fee waiver and/or expense reimbursement	(0.35)%	(0.25)%	(0.28)%
= Net annual fund operating expenses	1.55%	1.59%	1.55%

Class L Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	4.25%	4.25%	4.25%
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.40%	1.34%	1.33%
– Fee waiver and/or expense reimbursement	(0.10)%	N/A	(0.03)%
= Net annual fund operating expenses	1.30%	1.34%	1.30%

Class M Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.90%	1.84%	1.83%
– Fee waiver and/or expense reimbursement	(0.10)%	N/A	(0.03)%
= Net annual fund operating expenses	1.80%	1.84%	1.80%

Class X Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	6.00%	6.00%	6.00%
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	0.50%	0.50%	0.50%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.40%	0.34%	0.33%
= Total annual fund operating expenses	1.90%	1.84%	1.83%
– Fee waiver and/or expense reimbursement	(0.10)%	N/A	(0.03)%
= Net annual fund operating expenses	1.80%	1.84%	1.80%

Class Z Shares (for the twelve months ended June 30, 2006)

Shareholder Fees (fees paid directly from your investment)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases (as % of offering price)	None	None	None
Maximum contingent deferred sales charge (load)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees	N/A	0.50%	0.50%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	0.34%	0.33%
= Total annual fund operating expenses	N/A	0.84%	0.83%
– Fee waiver and/or expense reimbursement	N/A	N/A	(.03)%
= Net annual fund operating expenses	N/A	0.84%	0.80%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Dryden Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares (approximately eight years after purchase of such shares issued prior to August 17, 1998) will automatically convert to Class A shares. The information in the ten years column reflects such conversions.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$552	$800	$1,066	$1,826
Dryden Fund	556	791	1,045	1,769
Dryden Fund (Pro forma after the Reorganization)	552	785	1,037	1,756

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$658	$863	$1,094	$1,925
Dryden Fund	687	879	1,095	1,889
Dryden Fund (Pro forma after the Reorganization)	658	848	1,064	1,855

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$258	$563	$994	$2,194
Dryden Fund	262	554	972	2,138
Dryden Fund (Pro forma after the Reorganization)	258	548	964	2,125

Class L Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$651	$840	$1,149	$2,025
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$651	$826	$1,120	$1,956

Class M Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$783	$987	$1,217	$2,032
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$783	$973	$1,188	$1,962

Class X Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$783	$987	$1,317	$2,214
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$783	$973	$1,288	$2,145

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$86	$268	$466	$1,037
Dryden Fund (Pro forma after the Reorganization)	82	262	458	1,023

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$552	$800	$1,066	$1,826
Dryden Fund	556	791	1,045	1,769
Dryden Fund (Pro forma after the Reorganization)	552	785	1,037	1,756

Class B Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$158	$563	$994	$1,925
Dryden Fund	187	579	995	1,889
Dryden Fund (Pro forma after the Reorganization)	158	548	964	1,855

Class C Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	$158	$563	$994	$2,194
Dryden Fund	162	554	972	2,138
Dryden Fund (Pro forma after the Reorganization)	158	548	964	2,125

Class L Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$552	$840	$1,149	$2,025
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$552	$826	$1,120	$1,956

Class M Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$183	$587	$1,017	$2,032
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$183	$573	$988	$1,962

Class X Shares*

	One Year	Three Years	Five Years	Ten Years
SP Fund	$183	$587	$1,017	$2,214
Dryden Fund	N/A	N/A	N/A	N/A
Dryden Fund (Pro forma after the Reorganization)	$183	$573	$988	$2,145

Class Z Shares

	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$86	$268	$466	$1,037
Dryden Fund (Pro forma after the Reorganization)	82	262	458	1,023

*  The Dryden Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the Reorganization is approved, the Dryden Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of the Dryden Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown except for any contractual and service 12b-1 fee waivers and overall expense limitations that may be in effect during the one year period. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Fund.

Notes to Fee and Expense Tables:

•  Your broker may charge you a separate or additional fee for purchases and sales of shares.

•  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

•  ASISI has agreed to voluntarily limit the SP Fund's net annual operating expenses, so that the SP Fund's net annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses (collectively, certain expenses), do not exceed 0.80% of the SP Fund's average daily net assets. The operating expense limitation may be discontinued partially or completely at any time. Due to the Reorganization, PI could benefit from the elimination of the fee waiver currently being waived for the SP Fund. However, in order to minimize the impact of any net fee increase for shareholders of the SP Fund that may result from the Reorganization, PI has contractually agreed to waive up to 0.03% of the Dryden Fund's management fee on an annualized basis for the 12 months after the completion of the Reorganization, if the Dryden Fund's net operating expenses (exclusive of certain expenses) exceed 0.80% (i.e., the SP Fund's current contractual expense limitation) as a result of the Reorganization.

•  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares of the Funds' to 0.25 of 1% and 0.75 of 1%, respectively, of the average daily net assets of such share class through November 30, 2007 for the SP Fund and through April 30, 2007 for the Dryden Fund. Without such contractual fee waiver the 12b-1 fee for the Funds' Class A and Class C shares would be 0.30% and 1.00%, respectively.

The SP Fund Distributor also has contractually agreed to reduce its 12b-1 fees for Class B shares of the SP Fund to 0.75% of the Fund's average daily net assets of the Class B shares through November 30, 2007. Without such contractual fee waiver the 12b-1 fee for the Funds' Class B shares would be 1.00%. Subject to shareholder approval of the Reorganization, the Distributor of the Dryden Fund has contractually agreed to reduce its 12b-1 fees for Class B shares of the Dryden Fund to 0.75% of the Fund's average daily net assets of the Class B shares for a 12 month period subsequent to the closing of the Reorganization.

•  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately eight years after purchase.

The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately eight years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

•  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

•  The Class L, M and X shares of the Dryden Fund were not offered as of June 30, 2006 and the operating expenses are estimated based on expenses of the Dryden Fund as of June 30, 2006 and the distribution fee applicable to such share class. If the Reorganization is approved, the Dryden Fund will create Class L, Class M, Class X and New Class X shares.

•  The CDSC for Class A, B, C shares of the Funds is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, X and New Class X shares of each Fund is calculated as a percentage of the original purchase price.

•  The management fee rate shown is based on each Fund's daily average net assets as of the close of the Fund's fiscal year. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Dryden Fund's management fee schedule is: 0.50% of its average daily net assets up to $1 billion and 0.45% of its average daily net assets over $1 billion. The effective management fee rate was 0.50% of its average daily net assets for the period ended June 30, 2006. The SP Fund's management fee schedule is: 0.50% of its average daily net assets.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class B shares of the Dryden Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of the SP Fund and Class B shares of the Dryden Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a fund will achieve similar results in the future.

SP Fund

Average Annual Total Returns* (Class A Shares)

BEST QUARTER: 5.09% (3rd quarter 2001) WORST QUARTER: –2.17% (2nd quarter 2004)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. For the period from January 1, 2006 to June 30, 2006 the annual total return on the Class A shares was –1.03%.

Average Annual Total Returns (as of 12/31/05)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Class B shares	–3.24%	5.17%	5.80% (11-3-99)
Class C shares	0.88	5.35	5.81 (11-3-99)
Class L shares	N/A	N/A	N/A (8-22-05)
Class M shares	N/A	N/A	N/A (8-22-05)
Class X shares	N/A	N/A	N/A (8-22-05)
Class A Shares
Return Before Taxes	–2.43	4.88	5.53 (11-3-99)
Return After Taxes on Distributions	–3.75	2.75	3.33
Return After Taxes on Distributions and Sale of Fund Shares	–1.56	2.91	3.40
Index (reflects no deductions for fees, expenses or taxes)
LGCI	2.65	5.39	5.94
LABI	2.43	5.87	7.23
Lipper Average	1.78	5.27	6.43

Notes to Average Annual Returns Table

•  The SP Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.

•  The Lehman Brothers Government/Credit Index (LGCI) – an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years – gives a broad look at how bond prices have performed. Source: Lipper Inc.

•  The Lehman Brothers U.S. Aggregate Bond Index (LABI) – an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity – gives a broad look at how bond prices of short and intermediate-term bonds have performed. Source: Lipper Inc.

•  The Lipper Average is based on the average return of all mutual funds in the Lipper Corporate Debt BBB Funds category. Source: Lipper Inc.

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Dryden Fund

Annual Total Returns* (Class A Shares)

BEST QUARTER: 4.77% (2nd quarter of 1997) WORST QUARTER: –2.74% (2nd quarter of 2004)

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver and the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. For the period from January 1, 2006 to June 30, 2006 the annual total return of the Class A shares was –1.08%.

Average Annual Total Returns % (as of 12/31/05)

	One Year	Five Years	Ten Years
Return Before Taxes
Class B Shares	–3.10%	4.46%	4.71%
Class C Shares	1.08	4.84	4.83
Class Z Shares	2.75	5.62	5.97 (a)
Class A Shares %
Return Before Taxes	–2.11	4.38	4.89
Return After Taxes on Distributions	–3.67	2.48	2.47
Return After Taxes on Distributions and Sale of Fund Shares	–1.39	2.57	2.63
Index % (reflects no deduction for fees, expenses or taxes)
LABI	2.43	5.87	6.16
Lipper Average	1.78	5.27	5.35

(a)  Average annual total return since inception date (9-16-96).

Notes to Average Annual Returns Table

•  The Fund's returns are after deduction of sales charges and expenses. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such expense reimbursements, the returns would have been lower.

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

•  The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

•  The Lehman Brothers Aggregate Bond Index (LABI) – an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between 1 and 10 years remaining to maturity – gives a broad look at how short and intermediate-term bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The Lehman Aggregate Bond Index returns since inception is 6.61% for Class Z shares. Source: Lehman Brothers.

•  The Lipper Average is based on the average return of all mutual funds in the Lipper Intermediate Investment Grade Debt Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception is 5.80% for Class Z shares. Source: Lipper Inc.

Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class L shares are subject to a front-end sales charge of 4.25%. Class M and Class X are subject to a maximum CDSC of 6%. Class Z are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The Trustees of SP Style, including all of the Trustees who are not "interested persons" of SP Style (the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund, and that the interests of the shareholders of the SP Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Manager advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $269 million, while the Dryden Fund had assets of approximately $302 million on that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses will be spread.

In addition, the Trustees considered the Investment Manager's advice that if the Reorganization is approved, shareholders of the SP Fund, regardless of the class of shares they own, should realize an immediate reduction in the gross annual operating expenses (i.e., the fee rate) paid on their investment. Moreover, net annual fund operating expenses are expected to remain unchanged for such shareholders. There can be no assurance that operational savings will be realized.

The Investment Manager next provided the Board a more detailed analysis of the comparison of the Funds' net annual operating expenses. The Investment Manager first explained that due to the SP Fund's current voluntary expense limitation on the SP Fund's operating expenses, shareholders of the SP Fund could experience a net fee increase as a result of the Reorganization. In order to minimalize the impact to shareholders of any net fee increase resulting from the Reorganization, the Investment Manager has contractually agreed to waive up to 0.03% of the Dryden Fund's management fee on an annualized basis for the 12 months following the completion of the Reorganization if the Dryden Fund's net operating expenses (exclusive of certain expenses) exceeds 0.80% (i.e., the SP Fund's current contractual expense limitation) as a result of the Reorganization. Accordingly, net annual operating expenses are expected to remain unchanged for shareholders of the SP Fund, regardless of the class of shares they own. The Board also considered that the SP Fund's current voluntary expense limitation could be waived by the Investment Manager at any time, while if the Reorganization is approved by shareholders of the SP Fund, such shareholders net expense fee rate could benefit from the contractual fee waiver. The Investment Manager next noted that although the SP Fund's Class B shares have a maximum contractual 12b-1 fee rate of 1.00%, the Distributor has contractually agreed until November 30, 2007 to waive .25% of its fee, resulting in a net effective rate of .75%. Although the Dryden Fund's Class B shares have the same contractual 12b-1 fee rate as the SP Fund, its Distributor has not waived any of its 12b-1 fee rate. The Distributor of the Dryden Fund has agreed, subject to shareholder approval of the Reorganization, to contractually waive .25% of its 12b-1 fee rate for the 12 months subsequent to the completion of the Reorganization.

The Investment Manager for the Dryden Fund noted that the Fund's net and gross operational expenses were expected to decline as a result of the Reorganization, although there can be no assurance that operational savings will be realized.

The Trustees/Directors also noted that the Funds are not paying any of the costs of the Reorganization and that such costs will be paid by the Investment Manager and/or an affiliate.

The Investment Manager also noted both the SP Fund and the Dryden Fund outperformed their benchmark, the Lehman Aggregate Bond Index, for the 1- and 3- year periods ending May 31, 2006. The Dryden Fund generally offers access to more fixed-income sectors than the SP Fund, which could improve diversification benefits for shareholders. This increased diversification has also helped performance over longer periods of time. When evaluating one-year performance on a monthly basis for the three years ending May 31, 2006, the Dryden Fund outperformed the SP Fund in 72% of the periods.

In recommending approval of the Plan, the Investment Manager advised the Boards that the Funds have substantially similar investment objectives and similar investment policies. Moreover, the Investment Manager reported that the Funds have similar investment styles.

Since the shares of the Dryden Fund will be issued at net asset value in exchange for the net assets of the SP Fund having a value equal to the aggregate net asset value of the shares of the SP Fund when the Reorganization occurs, the net asset value per share of the SP Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the SP Fund or the Dryden Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a shareholder of the SP Fund may hold a smaller percentage of ownership in the Dryden Fund than he or she did in the SP Fund prior to the Reorganization. The aggregate net asset value of the Dryden Fund shares that you will be issued in connection with the Reorganization will equal the aggregate net asset value of your shares of the SP Fund.

The respective assets and liabilities of the SP Fund and the Dryden Fund will be valued at the closing of the Reorganization. The assets in each Fund will be valued according to the procedures set forth above under "Valuation." Purchase orders for the SP Fund's shares which have not been confirmed as of the closing of the Reorganization will be treated as assets of the Dryden Fund for purposes of the Reorganization; redemption requests with respect to the SP Fund's shares which have not settled as of the closing of the Reorganization will be treated as liabilities of the Dryden Fund for purposes of the Reorganization.

The Boards, including a majority of Independent Directors/Trustees, after considering the matter, unanimously concluded that no dilution of value would result to the shareholders of the SP Fund or the Dryden Fund from consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the SP Fund:

•  The Funds have substantially similar investment objectives;

•  The Funds have similar investment policies and restrictions;

•  Shareholders of the SP Fund are expected to realize a reduction in gross operating expenses as a result of the consummation of the Reorganization;

•  The net annual fund operating expenses for shareholders of the SP Fund are expected to remain unchanged as a result of the consummation of the Reorganization;

•  The SP Fund manages less assets than the Dryden Fund;

•  The Dryden Fund outperformed the SP Fund in 72% of the periods when evaluating one-year performance on a monthly basis for the three years ending May 31, 2006; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Reorganization.

The Boards also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund.

Consequently, the trustees of the SP Fund approved the Plan and recommend that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Board of SP Style unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the Dryden Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of a Fund do not approve a Plan, the Investment Managers of that Fund may consider recommending to the Board and shareholders the liquidation of that Fund. A liquidation of a Fund would result in taxable gains or losses for most shareholders of the SP Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the SP Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by SP Style, on behalf of the SP Fund, and the Dryden Fund, including the preparation of certain documents. SP Style and the Dryden Fund will determine a specific date for the actual Reorganization to take place (which is expected to take place anytime in 2007). This is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of the SP Style will consider alternative courses of actions for the SP Fund, as described above.

If the shareholders of the SP Fund approve the Plan, the SP Fund will deliver to the Dryden Fund all of the SP Fund's assets and Dryden Fund will assume all of the liabilities of the SP Fund on the closing date. The Dryden Fund will issue to the SP Fund shares of the Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, SP Style may amend the Plan without shareholder approval. SP Style may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by PI and/or an affiliate. The portfolio securities of the SP Fund will be transferred in-kind to the Dryden Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Plan that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Dryden Fund of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund, followed by the distribution of the Dryden Fund shares received by the SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and the SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the SP Fund);

•  No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of the SP Fund;

•  The Dryden Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of these assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by the SP Fund;

•  The SP Fund's shareholders' tax basis for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

•  The holding period of the Dryden Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service, or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Dryden Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Dryden Fund received in exchange therefore. The Dryden Fund has capital loss carryforwards as of December 31, 2005 of $13,415,605. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the

Code) limits the amount of capital gain of the acquiring fund that may be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Accordingly, the utilization of the capital loss carryforward of the SP Fund by the Dryden Fund after the Reorganization would be subject to these limitations. Additional rules may apply, further limiting the utilization of the capital loss. Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, resulting from the Reorganization.

Characteristics of Dryden Fund Shares

The Dryden Fund was formed in Maryland on September 1, 1994. It is registered with the SEC as an open-end management investment company. The Dryden Fund is authorized to issue two billion shares of common stock, par value $0.001 per share, which is currently divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares are designated Class A common stock, 500 million shares are designated Class B common stock, 500 million shares are designated Class C common stock and 500 million shares are designated Class Z common stock. If the Reorganization is approved, the Dryden Fund will be divided into up to eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z. The Class L, Class M, Class X and New Class X share classes of the Dryden Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of the Dryden Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class, (3) each class has a different (or no) exchange privilege and (4) Class B, Class M, Class X and New Class X shares will have a conversion feature whereby Class B, Class M, Class X and New Class X shares will automatically convert to Class A shares as follows: at the end of seven years (Class B shares), eight years (Class M shares and Class X shares) and ten years (New Class X shares), respectively, after the original purchase of shares. Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, rights, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of the Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Dryden Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in the Dryden Fund's prospectus.

The Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless less than a majority of the directors holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the directors then in office will call a shareholder meeting for the election of directors. Shareholders of record of two-thirds of the outstanding shares of Dryden Fund may remove a director, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least a majority of the Dryden Fund's outstanding shares.

Shares of the Dryden Fund that will be distributed to shareholders of the SP Fund will have the same legal characteristics as the corresponding shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of June 30, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma projected capitalization of the Dryden Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Dryden Fund is likely to be different when the Plan is consummated.

Class A

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$36,366,597	$194,571,126	N/A	$230,937,723
Shares of beneficial interest issued and outstanding	3,689,335	15,890,379	(718,208)	18,861,506
Net asset value and redemption price per share	$9.86	$12.24	N/A	$12.24
Maximum sales charge (4.50%,
4.50%, 4.50% of offering
price, respectively)	0.46	0.58		0.58
Maximum offering price to public	$10.32	$12.82	N/A	$12.82

Class B

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$36,460,947	$74,766,548	N/A	$111,227,495
Shares of beneficial interest issued and outstanding	3,700,250	6,109,029	(721,414)	9,087,865
Net asset value, offering price and redemption price per share	$9.85	$12.24	N/A	$12.24

Class C

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$47,248,182	$12,220,708	N/A	$59,468,890
Shares of beneficial interest issued and outstanding	4,789,880	998,464	(929,734)	4,858,610
Net asset value, offering price and redemption price per share	$9.86	$12.24	N/A	$12.24

Class L**

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$24,872,295	N/A	N/A	$24,872,295
Shares of beneficial interest issued and outstanding	2,523,660	N/A	(491,610)	2,032,050
Net asset value, offering price and redemption price per share	$9.86	N/A	N/A	$12.24
Maximum sales charge (4.25%, 0%, 4.25% of offering price, respectively)	0.44	N/A	N/A	0.54
Maximum offering price to public	$10.30	N/A	N/A	$12.78

Class M**

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$99,490,272	N/A	N/A	$99,490,272
Shares of beneficial interest issued and outstanding	10,090,841	N/A	(1,962,551)	8,128,290
Net asset value, offering price and redemption price per share	$9.86	N/A	N/A	$12.24

Class X**

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	$17,679,159	N/A	N/A	$17,679,159
Shares of beneficial interest issued and outstanding	1,793,820	N/A	(349,444)	1,444,376
Net asset value, offering price and redemption price per share	$9.86	N/A	N/A	$12.24

Class Z

	SP Fund	Dryden Fund	Adjustments*	Dryden Fund Pro Forma Projected after Reorganization (unaudited)
Net assets	N/A	$11,497,504	N/A	$11,497,504
Shares of beneficial interest issued and outstanding	N/A	940,503	N/A	940,503
Net asset value, offering price and redemption price per share	N/A	$12.22	N/A	$12.22

Total Net Assets and Shares Outstanding

	SP Fund	Dryden Fund	Adjustments*	Pro Forma Dryden Fund after Combined Reorganizations (unaudited)
Total net assets	$262,117,452	$293,055,886	—	$555,173,338
Total shares outstanding	26,587,786	23,938,375	(5,172,961)	45,353,200

*  Reflects the change in shares of the SP Fund upon conversion into the Dryden Fund.

**  The Dryden Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the transaction is approved, the Dryden Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of the Dryden Fund.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 25,748,063 shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve a Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund. Each shareholder of the SP Fund will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at a Meeting, is not a vote cast.

Under existing NYSE rules, it is not expected that brokers, banks and other nominees will be entitled to vote the SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SP Style will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of a Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of a Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Fund would only take such actions if the Fund believed that would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SP Style at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SP Style. In addition, SP Style has engaged D. F. King & Co. Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co. Inc, if SP Style has not yet received your vote. D. F. King & Co. Inc. may ask you for authority, by telephone, to permit D. F. King & Co. Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $238,000.

PRINCIPAL HOLDERS OF SHARES

The table below sets forth, as of September 8, 2006, each shareholder that owns of record more than 5% of the outstanding equity securities of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/ % Ownership
SP Fund	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	A	680,296/16.3%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	C	248,617/5.4%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	L	177,147/7.5%

	Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry St # 3 Newark NJ 07102	X	117,069/7.4%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	A B C M	663,294/15.9% 2,017,215/56.3% 1,348,908/29.2% 514,764/5.5%

Dryden Fund	Citistreet Retirement Services C/O State Street Bank & Trust C/F Citistreet Gov't Clients	1 Heritage Drive Quincy MA 02169	Z	130,523/13.9%

	Fidelity Investments Institutional Operations Company, Inc. (FIIO) As Agent For Certain Employee	100 Magellan Way Covington KY 41015	Z	136,479/14.6%

	Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	243,256/25.9%

	Jennison Dryden Growth Allocation Attn Ted Lockwood/Stacie Mint	Gateway Center 2, 4th Fl. Newark NJ 07102	Z	187,889/20.0%

	PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Alta Bates Summit C/O Sutter Health Retirement	2200 River Plaza Drive Sacramento CA 95833	Z	90,244/9.6%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	A B C	2,893,555/17.7% 2,456,056/43.3% 420,723/39.9%

*  A security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of September 8, 2006, the officers and directors of the SP Fund and the Dryden Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund and the Dryden Fund, respectively.

ADDITIONAL INFORMATION

The Dryden Fund and SP Style are an open-end management investment companies registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund is contained in the Fund's prospectus, dated April 24, 2006, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in the Fund's SAI, dated April 24, 2006 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. Detailed information about SP Style is contained in the Fund's prospectus, dated September 29, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about SP Style is included in the Fund's SAI, dated September 29, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Dryden Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 and Semi-Annual Report for the period ended June 30, 2006, may be obtained by calling 1-800-225-1852 or by writing to the Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. A copy of SP Style's Annual Report to Shareholders for the fiscal year ended July 31, 2005 and Semi-Annual Report for the period ended January 31, 2006, may be obtained by calling 1-800-225-1852 or by writing to SP Style at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SP Style (on behalf of the SP Fund) and the Dryden Fund file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Maryland law, relating to the validity of shares of the Dryden Fund to be issued pursuant to the Plan will be passed upon by DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Dryden Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of SP Style for the fiscal year ending July 31, 2005 (File No. 811-09439). The unaudited financial statements of the SP Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the SP Fund to shareholders for the fiscal period ended January 31, 2006 (File No. 811-09439).

The audited financial statements of the Dryden Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Dryden Fund for the fiscal year ending December 31, 2005 (File No. 811-7215). The unaudited financial statements of the Dryden Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the Dryden Fund to shareholders for the fiscal period ended June 30, 2006 (File No. 811-7215).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

SP Style is not required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of trustees is not required to be acted upon under the 1940 Act. The Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or SP Style's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of the SP Fund may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such meeting; provided, among other things, that such proposal is received by the Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included. Neither the Declaration nor By-Laws, of SP Style delineate requirements for presenting matters at annual meetings. This generally means that shareholders of SP Style may submit proposals from the floor of an annual meeting. However, under the By-Laws of SP Style, only the business stated in the notice of the meeting may be considered, so only items included in the notice for a special meeting may be considered at a special meeting of shareholders. In addition, under the By-Laws of SP Style, in the event of any shareholder proposal, shares may be voted on in person or by written proxy at a meeting.

The Boards intend to bring before the Meetings the matters set forth in the foregoing notice. The Directors and the Trustees do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Funds by execution of a subsequent proxy, or by voting in person at the applicable Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Dryden Fund, dated April 24, 2006 (enclosed).

C	Dryden Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 (enclosed).

D	Dryden Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006 (enclosed).

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by JennisonDryden Style Specific Funds (formerly Strategic Partners Style Specific Funds) (the "Company"), a Delaware statutory trust with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Total Return Bond Fund, a series of the Company (the "Acquired Fund"), and the Dryden Total Return Bond Fund, Inc. (the "Acquiring Fund"), a Maryland corporation with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 each, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's declaration of trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund's articles of incorporation and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's agreement and declaration of trust and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _________, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Fund, at the Acquiring Fund's custodian. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 each (the "Acquired Fund Shares"), and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Fund shall issue and deliver to the Secretary or Assistant Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Company, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Fund:

(a)  The Company is a Delaware statutory trust, validly existing under the laws of that jurisdiction in good standing. The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's declaration of trust as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund (copies of which have been furnished to the Acquiring Fund) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  The unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund (copies of which will be furnished to the Acquiring Fund), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's declaration of trust or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

5.  Representations and Warranties by the Acquiring Fund to the Company, for the benefit of the Acquired Fund.

The Acquiring Fund makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation ("SDAT"). The Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with its articles of incorporation.

(b)  The Acquiring Fund is authorized to issue 2,000,000,000 shares of common stock, par value $0.001 each of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under its articles of incorporation and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  The unaudited financial statements appearing in the Acquiring Fund's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended June 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Fund has the necessary corporate power and authority to conduct its business as such business is now being conducted.

(g)  The Acquiring Fund is not a party to or obligated under any provision of its articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Fund make the following representations and warranties:

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Company and the Board of Directors of the Acquiring Fund and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Fund in accordance with its terms.

(f)  The Company and the Acquiring Fund anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Fund intends to operate its business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the Reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Company and Acquiring Fund intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Fund covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Fund execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Fund intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Fund intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary, Assistant Secretary or equivalent officer of each of the Company and the Acquiring Fund shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Fund's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, counsel to the Acquiring Fund, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquiring Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland and in good standing with the SDAT with requisite corporate power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, in an amount not to exceed the then authorized number of shares of common stock, par value $0.001 per share, as contemplated by the Plan for the consideration stated in the Plan, which shall in each event be at least equal to the net asset value and par value per share, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under Maryland law to subscription or purchase in respect thereof;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Fund's charter or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Fund's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Funds;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Fund, under the federal laws of the United States and the laws of the State of Maryland for the consummation by the Acquiring Fund, of the transactions contemplated by the Plan, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)  The Acquiring Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration; and

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Fund, that would be required to be disclosed in the Acquiring Fund's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)  The Acquiring Fund shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Company, with respect to items in this section that relate to matters of Delaware law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a statutory trust duly formed, validly existing and in good standing with requisite statutory trust power under its agreement and declaration of trust and under the Delaware Statutory Trust Act (the "Delaware Act"), to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been established in accordance with the terms of the Delaware Act and the Company's agreement and declaration of trust as a separate series of the Company;

(2)  This Plan has been duly authorized and executed by the Company, on behalf of the Acquired Fund, and, assuming delivery by the Company, on behalf of the Acquired Fund, and due authorization, execution and delivery of the Plan by the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company on behalf of the Acquired Fund under the agreement and declaration of trust, the by-laws and the Delaware Act to authorize the transactions contemplated hereby have been duly authorized by all necessary statutory trust action on the part of the Company on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's declaration of trust or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed; and

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Fund shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Fund, in form and substance satisfactory to the Company and the Acquiring Fund, substantially to the effect that, for federal income tax purposes:

(1)  the transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  in accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  in accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  in accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  in accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Company, on behalf of the Acquired Fund, and the Acquiring Fund represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or an affiliate.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either the Company, on behalf of the Acquired Fund, by resolution of its Board of Trustees or by the Acquiring Fund by resolution of its Board of Directors, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquired Fund or the Acquiring Fund, nor their directors, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors or Board of Trustees if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company or the Acquiring Fund, any of their respective officers, directors, agents or shareholders, the Acquired Fund, or its shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, agent or shareholder of either Fund or the Company against any liability to the entity for which that officer, director, agent or shareholder so acts or to any of the Company's or the Acquiring Fund's shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Company, on behalf of the Acquired Fund, and the Board of Directors of the Acquiring Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Fund hereunder, and in particular that none of the assets of the Company or the Acquiring Fund, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, or the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Acquiring Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, JennisonDryden Style Specific Funds, on behalf of Strategic Partners Total Return Bond Fund, and Dryden Total Return Bond Fund, Inc., have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

JENNISONDRYDEN STYLE SPECIFIC FUNDS, on behalf of Strategic Partners Total Return Bond Fund

Attest:	By: Name: Title:

DRYDEN TOTAL RETURN BOND FUND, INC.

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED APRIL 24, 2006

The Prospectus for Dryden Fund, dated April 24, 2006, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT DATED DECEMBER 31, 2005

The Annual Report to Shareholders for Dryden Fund for the fiscal year ended December 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

Exhibit D

SEMI-ANNUAL REPORT DATED

JUNE 30, 2006

The Semi-Annual Report to Shareholders for Dryden Fund for the period ended June 30, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

(This page intentionally left blank.)

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

8	Investment Restrictions

8	Risks of Investing in the Funds

10	Federal Income Tax Considerations

11	Comparision of Organizational Structure

15	Management of the Funds

24	Distribution Plans

25	Valuation

26	Portfolio Holdings

28	Frequent Purchases and Redemptions of Fund Shares

29	Purchases, Redemptions, Exchanges and Distributions

32	SP Style Share Class Designations

33	Fees and Expenses

37	Expense Examples

41	Performance of the Funds

44	Reasons for the Reorganization

46	Information About the Reorganization

46	Closing

47	Expenses Resulting from the Reorganization

47	Tax Consequences of the Reorganization

48	Characteristics of Dryden Fund Shares

49	Capitalization

51	Voting Information

51	Required Vote

52	How to Vote

52	Revocation of Proxies

52	Solicitation of Voting Instructions

53	Principal Holders of Shares

54	Additional Information

54	Miscellaneous

54	Legal Matters

54	Independent Registered Public Accounting Firm

54	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

55	Shareholder Proposals

55	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for Dryden Fund dated April 24, 2006 (enclosed)

C-1	Exhibit C – Dryden Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 (enclosed)

D-1	Exhibit D – Dryden Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2006 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR
DRYDEN TOTAL RETURN BOND FUND, INC.

Dated September 22, 2006

Acquisition of the Net Assets of
Strategic Partners Total Return Bond Fund,

a series of Strategic Partners Style Specific Funds
by and in exchange for shares of the
Dryden Total Return Bond Fund, Inc.

This Statement of Additional Information (SAI) relates specifically to the proposed transfer of substantially all of the assets of the Strategic Partners Total Return Bond Fund (SP Fund), a series of the Strategic Partners Style Specific Funds (SP Style) to and the assumption of all of the liabilities of the SP Fund by the Dryden Total Return Bond Fund, Inc. (Dryden Fund and collectively with the SP Fund, the Funds) in exchange for shares of the Dryden Fund (the Reorganization).

This SAI consists of this Cover Page, Dryden Fund’s SAI, dated April 24, 2006, and the pro forma financial statements for SP Fund and the Dryden Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 22, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding SP Fund, SP Style and the Dryden Fund.

ATTACHMENT TO SAI

The Dryden Fund’s SAI, dated April 24, 2006, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of June 30, 2006 the unaudited pro forma Portfolio of Investments, the pro forma Statement of Assets and Liabilities and the pro forma Statement of Operations as adjusted giving effect to the proposed Reorganization.

Pro Forma Portfolio of

Investments for the

Reorganization

as of June 30, 2006

(unaudited)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund			ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)			Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)		Value	Principal Amount (000)		Value

LONG-TERM INVESTMENTS 84.0%, 99.2%, 92.0%

ASSET BACKED SECURITIES 0.5%, 5.1%, 2.9%

ACE Securities Corp., Ser. 2006-HE2, Class A2D, 5.593%, 5/25/36	Aaa					362		$362,549	362		$362,549
American Express Credit Account Master Trust, Ser. 2004-C, Class C,
5.699%, 2/15/12	Baa2					310	(i)	311,194	310	(i)	311,194
Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3,
7.272%, 10/25/31	Baa2					175		175,245	175		175,245
Amortizing Redsidential Collateral Trust, Ser. 2002-BC7, Class M2,
6.223%, 10/25/32	AA+	(g)				244		244,064	244		244,064
Bank One Issuance Trust, Ser. 2003-C1, Class C1,
4.54%, 9/15/10	Baa2					740		726,313	740		726,313
Brazos Student Loan Finance Corp., Series 1998-A Class A2
5.79%, 6/1/23	Aaa		839		844,654				839		844,654
Carrington Motgage Loan Trust, Series 2005-NC3, Class A1A
5.4025%, 6/25/35	Aaa		55		54,564				55		54,564
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2,
7.3312%, 3/25/33	A2					559		559,721	559		559,721
Centex Home Equity, Ser. 2005-A, Class M4,
6.122%, 1/25/35	A1					600		605,869	600		605,869
Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4,
5.00%, 6/10/15	Baa2					1,630		1,532,827	1,630		1,532,827
College Loan Corp.Trust, Ser. 2006-1, Ser. AIO,
10.00%, 7/25/08	Aaa					3,500		698,633	3,500		698,633
Conseco Finance Trust, Series 2000-C Class A
5.5688%, 12/15/29	Aaa		245		244,931				245		244,931
Countrywide Asset-Backed Certs., Ser. 2004-12, Class MV3,
5.982%, 3/25/35	Aa3					650		657,882	650		657,882
CS First Boston Mtge. Securities Corp., Ser. 2002-HE4, Class M2,
7.072%, 8/25/32	A2					137		137,322	137		137,322
Equity One ABS, Inc., Ser. 2004-3, Class M1,
5.70%, 7/25/34	Aa2					520		510,855	520		510,855
First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FF6, Class M2,
5.763%, 5/25/36	Aa2					640		644,693	640		644,693
Fannie Mae Grantors Trust, Series 2005, Class 2 A1
5.1813%, 11/26/35	Aaa		99		99,010				99		99,010
5.2206%, 11/28/35	Aaa		54		54,210				54		54,210
GSAMP Trust, Ser. 2006-HE3, Class A2D
5.572%, 5/25/46	Aaa					1,500		1,499,957	1,500		1,499,957
Home Equity Asset Trust, Ser. 2005-7, Class 2A4,
5.702%, 1/25/36	Aaa					360		361,565	360		361,565
Ixis Real Estate Capital Trust, Home Equity Loan, Ser. 2006-HE1 Class A4,
5.622%, 3/25/36	Aaa					800	(a)	801,275	800	(a)	801,275
Ixis Real Estate Capital Trust, Ser. 2006-HE2, Class A4,
5.582%, 8/25/36	Aaa					750		749,978	750		749,978
MBNA Master Credit Card Trust USA, Ser. 1999-J, Class C,
7.85%, 2/15/12	BBB	(g)				1,400	(i)	1,491,470	1,400	(i)	1,491,470
Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M-1,
6.122%, 5/25/33	Aa2					542		545,184	542		545,184
Quest Trust, Series 2004-X2, Class A1
5.6413%, 6/25/34	Aaa		77	(i)	76,761				77	(i)	76,761
Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2
6.122%, 12/25/34	Aa3					550		556,485	550		556,485
Saxon Asset Securities Trust, Ser. 2002-2, Class M2,
6.2313%, 8/25/32	A2					438		440,808	438		440,808
Saxon Asset Sercurities Trust, Ser. 2002-3, Class M1,
6.072%, 12/25/32	Aa2					500		501,393	500		501,393
Structured Asset Securities Corp., Ser. 2002-HF2, Class M3,
7.322%, 7/25/32	BBB	(g)				346		346,462	346		346,462
Structured Asset Securities Corp., Ser. 2005-RMS1, Class A3,
5.622%, 2/25/35	AAA	(g)				390		392,201	390		392,201

Total asset-backed securities					1,374,130			14,853,945			16,228,075

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund		ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)		Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)	Value	Principal Amount (000)		Value

COLLATERALIZED MORTGAGE OBLIGATIONS 9.3%, 1.1%, 5.0%

American Home Mortgage Investment Trust, Ser. 2004-4, Class-4A,
4.39%, 2/25/45	Aaa		574		554,071			574		554,071
Banc of America Mortgage Securities, Ser. 2004-2, Class 5A1
6.50%, 10/25/31	Aaa		81		81,634			81		81,634
Bank of America Funding Corp. Ser. 2005-D Cl-A1
4.1149%, 5/25/35	AAA	(g)	592		569,923			592		569,923
Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-1, Class 1A1,
5.6196%, 2/25/33	Aaa		207		203,523			207		203,523
Bear Stearns Alt-A Trust, Ser. 2005-4
Class-3A1, 5.4065%, 5/25/35	Aaa		1,061		1,050,270			1,061		1,050,270
Class 23-A2, 5.4093%, 5/25/35	Aaa		354		348,628			354		348,628
Commercial Mortgage Pass Through Certificates, Ser. 2005-F10A, Class M0-A1,
5.3788%, 3/15/20	Aaa		1,000	(i)	1,000,145			1,000	(i)	1,000,145
Countrywide Alternative Loan Trust, Pass-Thru Certs., Ser. 2004-18CB, Class 3A-1, 5.25%, 9/25/19	Aaa					810	779,159	810		779,159
Countrywide Home Loan Mortgage Pass Through, Ser. 2005-HYB9 Class-3A2A
5.25%, 11/30/35	Aaa		277		272,068			277		272,068
Fannie Mae,
Ser. 2000-32, Class FM
5.5306%, 10/18/30	Aaa		12		12,088			12		12,088
Ser. 2001-29, Class Z
6.50%, 7/25/31	Aaa		566		566,865			566		566,865
Federal Housing Authority, Ser. 1993-13,
3.00%, 1/1/09	Aaa		306		302,281			306		302,281
Federal Home Loan Mortgage Corp.,
Structured Pass Through Securities, Ser. T-61, Class 1A1
5.4111%, 7/25/44	Aaa		1,606		1,600,495			1,606		1,600,495
Ser. T-63 Class 1A1
5.211%, 2/25/45	Aaa		145		144,176			145		144,176
Freddie Mac,
Ser. 1628 Class LZ , 6.50%, 12/15/23	Aaa		310		314,521			310		314,521
Ser. 1935 Class JZ, 7.00%, 2/15/27	Aaa		814		827,483			814		827,483
Ser. 2241 Class PH, 7.50%, 7/15/30	Aaa		492		498,451			492		498,451
Government National Mortgage Association,
5.3225%, 9/20/2030	Aaa		6		6,140			6		6,140
5.6581%, 10/16/2030	Aaa		11		11,323			11		11,323
6.75%, 10/16/2040	Aaa		6,387		6,594,793			6,387		6,594,793
Indymac Arm Trust, Ser. 2001-H2, Class A1
5.1674%, 1/25/32	Aaa		13		13,093			13		13,093
Master Alternative Loan Trust,
Ser. 2003-7, Class 1A2, 5.50%, 9/25/33	Aaa		588		562,179			588		562,179
Ser. 2004-4, Class 4A-1, 5.00%, 4/25/19	Aaa					634	603,121	634		603,121
Prime Mortgage Trust, Ser. 2004,
Class 1 A2
5.4813%, 2/25/34	AAA	(g)	286		286,885			286		286,885
Class 2A2
5.4813%, 2/25/19	AAA	(g)	82		81,950			82		81,950
Regal Trust IV, Ser. 1999-1 Cl-A
5.124%, 9/29/31	AAA	(g)	1,356		1,343,627			1,356		1,343,627
Residential Funding Mortgage Securities, Ser. 2003-S9, Class A1
6.50%, 3/25/32	Aaa		160		159,670			160		159,670
Sequoia Mortgage Trust, Ser. 2002-8, Cl-2A
5.5669%, 8/20/32	Aaa		709		709,251			709		709,251
Small Business Administration Participation Certificates,
Ser. 2000-P10B Class 1
7.449%, 8/1/10	Aaa		88		92,047			88		92,047
Ser. 2001-20A Class A
6.29%, 1/1/21	Aaa		831		847,736			831		847,736
Ser. 2001-P10B, Class 1
6.344%, 8/1/11	Aaa		1,490		1,516,488			1,490		1,516,488
Ser. 2003-20I, Class 1
5.13%, 9/1/23	Aaa		254		245,120			254		245,120
Structured Adjustable Rate Mortgage Loan Trust,
Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34	Aaa					1,311	1,275,183	1,311		1,275,183
Ser. 2002, AR-3, Class A1, 5.5819%, 9/19/32	Aaa		284		284,021			284		284,021
Ser. 2002-1A Class A1, 6.0696%, 2/25/32	Aaa		40		39,520			40		39,520

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund			ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)			Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)		Value	Principal Amount (000)		Value

Ser. 2002-14A, Class 2A1, 6.15%, 7/25/32	Aaa		64		64,597				64		64,597
Torrens Trust, Ser. 2000-1GA, Class A,
5.4588%, 7/15/31	Aaa		227		226,501				227		226,501
Washington Mutual Mortgage PassThrough Certificates,
Ser. 2003-AR1, Class 2A, 5.3756%, 2/25/33	Aaa		39		38,301				39		38,301
Washington Mutual, Inc.,
Ser. 2003-R1, Class A1, 5.3513%, 12/25/27	Aaa		1,422		1,421,456				1,422		1,421,456
Ser. 2002-AR11, Class A1, 5.1223%, 10/25/32	Aaa		285		283,023				285		283,023
Ser. 2005-AR13, Class A1A, 5.3713%, 10/25/45	Aaa		339		341,258				339		341,258
Ser. 2002-AR15, Class A-5, 4.38%, 12/15/32	Aaa					464		452,122	464		452,122
Wells Fargo Mortgage Backed Securities Trust,
Ser. 2006-AR2, Class: 2A1
4.95%, 3/25/36	Aaa		962		947,356				962		947,356

Total collaterized mortgage obligations					24,462,957			3,109,585			27,572,542

COMMERCIAL MORTGAGE BACKED SECURITIES 0.0%, 9.3%, 4.9%

Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB,
4.8726%, 11/10/42 (j)	AAA	(g)				1,450		1,403,638	1,450		1,403,638
Bear Stearns Commercial Mortgage Securities,
Ser. 2001- TOP4, Class E, 6.47%, 11/15/33	Baa2					650		661,069	650		661,069
Ser. 2005-T18, Class AAB, 4.823%, 2/13/42	Aaa					600		566,014	600		566,014
Ser. 2005-T20, Class AAB, 5.1401%, 10/12/42	Aaa					800		773,997	800		773,997
Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A3,
5.7206%, 6/15/36	Aaa					385		380,684	385		380,684
Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A-4,
4.111%, 7/5/35	Aaa					3,300		2,990,541	3,300		2,990,541
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB,
5.587%, 4/10/38	AAA(g	)				715		701,928	715		701,928
J.P. Morgan Chase Commercial Mortgage Securities,
Ser. 2003-CB6, Class A-2, 5.255%, 7/12/37	Aaa					1,500		1,448,229	1,500		1,448,229
Ser. 2003-ML1A, Class A-2, 4.767%, 3/12/39	Aaa					1,740		1,641,699	1,740		1,641,699
Ser. 2005-CB13, Class A-4, 5.2945%, 1/12/43	Aaa					780		750,111	780		750,111
Ser. 2005-LDP4, Class A-4, 4.918%, 10/15/42	Aaa					870		810,386	870		810,386
Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	Aaa					1,800		1,694,251	1,800		1,694,251
LB-UBS Commercial Mortgage Trust,
Ser. 2002-C2, Class C, 5.696%, 7/15/35	Aaa					600		597,526	600		597,526
Ser. 2003-C8, Class A-3, 4.83%, 11/15/27	Aaa					1,295		1,240,056	1,295		1,240,056
Ser. 2004-C8, Class A-6, 4.799%, 12/15/29	Aaa					1,100		1,024,739	1,100		1,024,739
Ser. 2006-C4, Class A-4, 5.8996%, 6/15/38	Aaa					1,700		1,707,438	1,700		1,707,438
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A-3,
4.615%, 8/12/39	Aaa					1,500		1,406,535	1,500		1,406,535
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4
5.91%, 6/12/46	Aaa					385		385,060	385		385,060
Morgan Stanley Dean Witter Capital I, Ser. 2000-PRIN, Class A-3,
7.36%, 2/23/34	Aaa					342		349,072	342		349,072
PNC Mortgage Acceptance Corp., Ser. 1999-CM1, Class A1B,
7.33%, 12/10/32	AAA	(g)				1,805		1,878,986	1,805		1,878,986
Wachovia Bank Commercial Mortgage Trust,
Ser. 2003-C3, Class A-2, 4.867%, 2/15/35	AAA	(g)				3,930		3,730,295	3,930		3,730,295
Ser. 2003-C9, Class A-3, 4.608%, 12/15/35	AAA	(g)				1,245		1,184,428	1,245		1,184,428

Total commercial mortgage backed securities					—			27,326,682			27,326,682

CORPORATE BONDS 7.7%, 38.7%, 24.1%

Aerospace & Defense 0.0%, 0.5%, 0.3%
BAE Systems Holdings, Inc., Notes,
5.20%, 8/15/15	Baa2					1,500	(i)	1,396,694	1,500	(i)	1,396,694
Raytheon Co., Notes,
4.50%, 11/15/07	Baa3					48		47,124	48		47,124
					—			1,443,818			1,443,818
Airlines 0.0%, 0.2%, 0.1%
Continental Airlines, Inc., Pass-Thru Certs., Series 01-1,
6.703%, 6/15/21	Baa3					7		7,395	7		7,395
Southwest Airlines Co., Notes,
5.25%, 10/1/14	Baa1					650		611,851	650		611,851
United Airlines, Inc., PassThru Certificates,
9.21%, 1/21/17	NR		204		25,338				204		25,338
					25,338			619,246			644,584
Automotive 1.5%, 1.6%, 1.6%
Auburn Hills Trust, Debs.,
12.375%, 5/1/20	A3					165		232,896	165		232,896
DaimlerChrysler NA Holding Corp., Gtd. Notes,
5.4863%, 3/7/07	A3		1,000	(j)	1,000,174				1,000	(j)	1,000,174
5.5025%, 11/17/06	A3		2,200	(j)	2,200,816				2,200	(j)	2,200,816

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

		Strategic Partners Total Return Bond Fund				Dryden Total Return Bond Fund				ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
		(Target)				(Survivor)				Reorganization
Description	Moody’s Rating	Principal Amount (000)			Value	Principal Amount (000)			Value		Principal Amount (000)		Value

Equus Cayman Finance Ltd., (Cayman Islands), Notes,
5.50%, 9/12/08	Baa3						215	(e)(i)	211,722		215	(e)(i)	211,722
Ford Motor Credit Co., Notes,
6.625%, 6/16/08	Ba2						800	(a)	761,435		800	(a)	761,435
7.875%, 6/15/10	Baa2	600			553,495						600		553,495
General Motors Acceptance Corp., Notes
6.125%, 9/15/06	Ba1						1,980	(b)	1,977,076		1,980	(b)	1,977,076
6.125%, 9/15/06	Ba1	300			299,557						300		299,557
MTN, Series E, 6.125%, 3/15/07	Ba1					EUR	795		1,017,686	EUR	795		1,017,686
Hyundai Motor Manufacturing Alabama LLC, Gtd. Notes,
5.30%, 12/19/08	Baa3						$500	(i)	489,301		$500	(i)	489,301
Johnson Controls, Inc., Sr. Notes,
5.50%, 1/15/16	Baa1						70		66,417		70		66,417
					4,054,042				4,756,533				8,810,575

Banking 2.1%, 3.2%, 2.7%
Bank United Corp., Sub. Notes,
8.875%, 5/1/07	Baa1						2,750		2,817,655		2,750		2,817,655
China Development Bank (China), Notes,
5.00%, 10/15/15	A2	100		(e)	93,290						100	(e)	93,290
Chuo Mitsui Trust & Banking Co. Ltd., (Japan), Sub. Notes,
5.506%, 12/29/49	Baa1						650	(e)(i)	592,759		650	(e)(i)	592,759
Export/Import Bank (China),
4.875%, 7/21/15	A2	100		(e)(i)	92,636						100	(e)(i)	92,636
HSBC Finance Corp., Notes,
5.70%, 6/1/11	Aa3						160		158,958		160		158,958
Sr. Notes,
5.00%, 6/30/15	Aa3						660		609,063		660		609,063
HBOS PLC (United Kingdom), Notes,
5.92%, 9/29/49	A1	100		(e)(i)	92,127						100	(e)(i)	92,127
HSBC Bank USA NA, Sr. Notes
5.4944%, 9/21/07	Aa2	500			500,427						500		500,427
ICICI Bank, Ltd. (Singapore), Notes,
5.75%, 11/16/10	Baa2						600	(e)(i)	581,107		600	(e)(i)	581,107
Kazkommerts International BV (Netherlands), Gtd. Notes,
7.875%, 4/7/14	Baa1						1,060	(b)(e)(i)	1,041,450		1,060	(b)(e)(i)	1,041,450
Landwirtschaftliche Rentenbank (Germany), MTN, Series E,
0.65%, 9/30/08	Aaa	JPY	442,000		3,850,228					JPY	442,000		3,850,228
Mizuho Financial Group Ltd. (Cayman Islands), MTN,
5.79%, 4/15/14	A2						490	(e)(i)	479,715		$490	(e)(i)	479,715
Resona Preferred Global Securities Ltd. (Cayman Islands),
5.85%, 9/29/49	Baa1						700	(e)(i)	651,262		700	(e)(i)	651,262
7.191%, 12/29/49	Baa3						900	(b)(e)(i)	902,781		900	(b)(e)(i)	902,781
Resona Bank, Ltd., Notes,
5.85%, 9/29/49	Baa1	$200		(j)	186,075						200	(j)	186,075
Royal Bank of Scotland PLC (United Kingdom), Notes,
5.1247%, 7/21/08	Aa1	700		(e)(j)	700,107						700	(e)(j)	700,107
Sumitomo Mitsui Banking Corp. (Japan), Notes,
5.625%, 7/15/49	A2						1,600	(b)(e)(i)	1,492,186		1,600	(b)(e)(i)	1,492,186
					5,514,890				9,326,936				14,841,826

Brokerage 0.0%, 0.6%, 0.3%
Goldman Sachs Group, Inc.,
Sr. Notes, 5.35%, 1/15/16	Aa3						725		684,691		725		684,691
Sub. Notes, 6.45%, 5/1/36	A1						1,050		1,005,921		1,050		1,005,921
					—				1,690,612				1,690,612

Building Materials & Construction 0.0%, 1.0%, 0.5%
American Standard, Inc., Gtd. Notes,
7.625%, 2/15/10	Baa3						855		892,725		855		892,725
Lennar Corp. Gtd. Notes,
6.50%, 4/15/16	Baa2						700	(i)	678,353		700	(i)	678,353
RPM International, Inc., Sr. Notes,
4.45%, 10/15/09	Baa3						900		857,373		900		857,373
Ryland Group, Inc., Sr. Notes,
5.375%, 6/1/08	Baa3						495		487,475		495		487,475
					—				2,915,926				2,915,926

Cable 0.0%, 0.8%, 0.4%
ComCast Cable Communications Holdings, Inc., Gtd. Notes,
9.455%, 11/15/22	Baa2						500		621,249		500		621,249
6.45%, 3/15/37	Baa2						725		680,982		725		680,982
CSC Holdings, Inc., Sr. Notes,
7.875%, 12/15/07	B2						1,000		1,012,499		1,000		1,012,499
					—				2,314,730				2,314,730

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund				ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)				Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)			Value		Principal Amount (000)		Value

Capital Goods 0.2%, 1.3%, 0.8%
Briggs & Stratton Corp.,
8.875%, 3/15/11	Ba1						980		1,058,400		980		1,058,400
Clorox Co., Notes,
5.4444%, 12/14/2007	A3		500	(j)	500,556						500	(j)	500,556
Erac USA Finance Co., Notes,
6.20%, 11/1/16	Baa1						700	(i)	689,453		700	(i)	689,453
Fedex Corp., Gtd. Notes,
7.25%, 2/15/11	Baa2						625		658,817		625		658,817
Hertz Corp., Sr. Notes,
8.875%, 1/1/14	B1						125	(i)	128,125		125	(i)	128,125
Rockwell Automation, Inc., Debs.,
5.20%, 1/15/98	A3						1,500		1,147,803		1,500		1,147,803
Tyco International Group SA (Luxembourg), Gtd. Notes,
6.75%, 2/15/11	Baa3						205	(e)	211,509		205	(e)	211,509
					500,556				3,894,107				4,394,663

Chemicals 0.0%, 2.4%, 1.3%
Dow Chemical Co. (The), Debs.,
7.375%, 11/1/29	A3						250		277,661		250		277,661
Huntsman International LLC, Gtd. Notes,
9.875%, 3/1/09	B2						600		624,000		600		624,000
11.625%, 10/15/10	Ba3						550		607,750		550		607,750
ICI Wilmington, Inc., Gtd. Notes,
4.375%, 12/1/08	Baa3						540		521,136		540		521,136
IMC Global, Inc., Debs.,
6.875%, 7/15/07	B1						550	(b)	548,625		550	(b)	548,625
IMC Global, Inc., Gtd. Notes, Ser. B,
10.875%, 6/1/08	Ba3						11		11,715		11		11,715
IMC Global, Inc., Sr. Notes,
10.875%, 8/1/13	Ba3						195		216,938		195		216,938
Ineos Group Holdings PLC,
7.875%, 2/15/16	B2					EUR	400	(i)	477,086	EUR	400	(i)	477,086
Lubrizol Corp.,
Notes, 5.875%, 12/1/08	Baa3						$200		199,547		$200		199,547
Sr. Notes, 4.625%, 10/1/09	Baa3						1,100		1,059,120		1,100		1,059,120
Debs., 6.50%, 10/1/34	Baa3						450		430,379		450		430,379
Lyondell Chemical Co., Gtd. Notes,
9.50%, 12/15/08	B1						443		455,183		443		455,183
Monsanto Co., Sr. Notes,
5.50%, 8/15/25	A-	(g)					1,025		929,272		1,025		929,272
Union Carbide Corp., Debs.,
7.50%, 6/1/25	Ba2						850		863,812		850		863,812
					—				7,222,224				7,222,224

Electric 0.0%, 3.9%, 2.1%
CenterPoint Energy Houston Electric LLC,
5.70%, 3/15/13	Baa2						750		736,502		750		736,502
CMS Energy Corp., Sr. Notes,
8.90%, 7/15/08	B1						640		665,600		640		665,600
Consumers Energy Co., First Mortgage Bonds, Ser. B,
5.375%, 4/15/13	Baa3						250	(b)	239,918		250	(b)	239,918
Dominion Resources Inc., Sr. Unsec. Notes,
5.15%, 7/15/15	Baa2						200		183,842		200		183,842
Duke Capital LLC, Sr. Notes,
4.331%, 11/16/06	Baa2						800		796,499		800		796,499
Edison Mission Energy, Sr. Notes,
7.73%, 6/15/09	B1						360		363,600		360		363,600
7.75%, 6/15/16	B1						600	(i)	589,500		600	(i)	589,500
El Paso Electric Co.,
Sr. Unsec., 6.00%, 5/15/35	Baa3						750		683,354		750		683,354
Empresa Nacional de Electricidad S.A. (Chile), Notes,
8.35%, 8/1/13	Ba1						185	(e)	199,163		185	(e)	199,163
Energy East Corp., Notes,
6.75%, 6/15/12	Baa2						500		516,749		500		516,749
6.75%, 9/15/33	Baa2						15		14,907		15		14,907
Enersis S.A., (Chile), Notes,
7.375%, 1/15/14	Ba1						1,000	(b)(e)	1,012,368		1,000	(b)(e)	1,012,368
Exelon Corp., Notes,
4.90%, 6/15/15	Baa2						125		114,137		125		114,137
FirstEnergy Corp., Notes,
Ser. A, 5.50%, 11/15/06	Baa3						450		449,466		450		449,466
Ser. C, 7.375%, 11/15/31	Baa3						250		268,213		250		268,213
Korea East-West Power Co. Ltd.(South Korea), Sr. Unsub. Notes,
4.875%, 4/21/11	A1						400	(e)(i)	381,464		400	(e)(i)	381,464

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

		Strategic Partners Total Return Bond Fund				Dryden Total Return Bond Fund			ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
		(Target)				(Survivor)			Reorganization
Description	Moody’s Rating	Principal Amount (000)			Value	Principal Amount (000)		Value	Principal Amount (000)			Value

NiSource Finance Corp., Gtd. Notes,
5.45%, 9/15/20	Baa3					1,000		902,615	1,000			902,615
Northern State Power Co., First Mtge. Bonds, Ser. B,
8.00%, 8/28/12	A2					400		444,081	400			444,081
PSEG Funding Trust II, Notes,
5.381%, 11/16/07	Baa3					1,500		1,489,205	1,500			1,489,205
TECO Energy, Inc., Sr. Notes,
7.50%, 6/15/10	Ba2					235	(a)	239,700	235		(a)	239,700
TXU Corp., Notes,
4.446%, 11/16/06	Ba1					400		397,610	400			397,610
Xcel Energy, Inc., Sr. Notes,
3.40%, 7/1/08	Baa1					775		739,415	775			739,415
					—			11,427,908				11,427,908

Energy - Other 0.0%, 1.4% 0.8%
GS Caltex Corp., Bonds,
7.75%, 7/25/11	Baa1					775	(i)	829,503	775		(i)	829,503
Halliburton Co., Notes,
5.50%, 10/15/10	Baa1					135		133,724	135			133,724
Kerr-McGee Corp., Sec’d Notes,
5.875%, 9/15/06	Ba2					1,500		1,499,479	1,500			1,499,479
Occidental Petroleum Corp., MTN,
4.25%, 3/15/10	A3					900		860,108	900			860,108
Talisman Energy, Inc. (Canada), Notes,
5.125%, 5/15/15	Baa1					1,000	(e)	931,424	1,000		(e)	931,424
					—			4,254,238				4,254,238

Financial Services 1.6%, 0.0%, 0.8%
American General Finance Corp., Sr. Notes,
5.4888%, 3/23/07	A1	100		(j)	100,039				100		(j)	100,039
Citigroup Global Markets Holdings, Inc., Notes
5.2763%, 3/7/08	Aa1	1,200		(j)	1,200,098				1,200		(j)	1,200,098
Citigroup, Inc., Notes,
5.52%, 12/26/08	Aa1	2,000		(j)	2,000,560				2,000		(j)	2,000,560
General Electric Capital Corp. (Japan), Sr. Unsub. Notes,
1.40%, 11/2/06	Aaa	JPY	107,000		938,198				JPY	107,000		938,198
					4,238,895			—				4,238,895

Foods 0.0%, 1.0%, 0.5%
HJ Heinz Co., Notes,
6.428%, 12/1/20	Baa1	100		(i)	101,599				$100		(i)	101,599
6.428%, 12/1/08	Baa1					1,000	(i)	1,015,989	1,000		(i)	1,015,989
Kraft Foods, Inc., Sr. Unsec. Notes,
5.625%, 11/1/11	A3					120		118,197	120			118,197
Kroger Co. (The), Gtd. Notes,
6.75%, 4/15/12	Baa2					500		513,310	500			513,310
Tyson Foods, Inc.,
Sr. Notes, 7.25%, 10/1/06	Baa3					375		376,124	375			376,124
Sr. Unsec. Notes, 6.60%, 4/1/16	Baa3					425		415,422	425			415,422
Yum! Brands, Inc., Sr. Notes,
8.875%, 4/15/11	Baa2					420		467,772	420			467,772
					101,599			2,906,814				3,008,413

Gaming 0.4%, 0.7%, 0.5%
Harrah’s Operating Co., Inc.,
Gtd. Notes,
5.625%, 6/1/15	Baa3	1,000			924,924				1,000			924,924
5.75%, 10/1/17	Baa3					375		341,619	375			341,619
7.125%, 6/1/07	Baa3					500		504,479	500			504,479
Notes,
6.50%, 6/1/16	Baa3					580		565,143	580			565,143
Mandalay Resort Group, Sr. Sub. Notes,
9.375%, 2/15/10	Ba3					4	(b)	4,210	4		(b)	4,210
MGM Mirage, Inc., Sr. Notes,
6.875%, 4/1/16	Ba2					750	(i)	700,312	750		(i)	700,312
					924,924			2,115,763				3,040,687

Health Care Insurance 0.0%, 0.6%, 0.3%
Coventry Health Care, Inc., Sr. Notes,
6.125%, 1/15/15	Ba1					1,100		1,045,784	1,100			1,045,784
WellPoint, Inc., Notes,
5.00%, 12/15/14	Baa1					500		465,046	500			465,046
5.85%, 1/15/36	Baa1					400		357,432	400			357,432
					—			1,868,262				1,868,262

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

		Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund				ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
		(Target)			(Survivor)				Reorganization
Description	Moody’s Rating	Principal Amount (000)		Value		Principal Amount (000)		Value		Principal Amount (000)		Value

Health Care & Pharmaceutical 0.0%, 1.0%, 0.5%
Cardinal Health, Inc., Jr. Unsub. Notes,
5.85%, 12/15/17	Baa2					755		719,874		755		719,874
HCA, Inc., Notes,
8.36%, 4/15/24	Ba2					300		300,239		300		300,239
7.69%, 6/15/25	Ba2					575		543,369		575		543,369
Merck & Co., Inc., Debs.,
5.95%, 12/1/28	Aa3					65		60,715		65		60,715
Wyeth, Unsub.,
6.45%, 2/1/24	Baa1					1,210		1,212,452		1,210		1,212,452
				—				2,836,649				2,836,649

Insurance 0.1%, 0.7%, 0.4%
Allstate Corp. (The), Sr. Notes,
5.55%, 5/9/35	A1					245		214,052		245		214,052
5.95%, 4/1/36	A1					920		845,457		920		845,457
American International Group, Inc., Notes,
4.25%, 5/15/13	Aa2					325		522,687		325		522,687
4.25%, 5/15/13	Aa2					250
5.05%, 10/1/15	Aa2	200	(i)	186,581		40	(i)	37,316		240	(i)	223,897
Everest Reinsurance Holdings, Inc., Notes,
5.40%, 10/15/14	A3					500		467,763		500		467,763
XL Capital Ltd. (Cayman Islands), Sr. Notes,
5.25%, 9/15/14	A3					25	(e)	23,052		25	(e)	23,052
				186,581				2,110,327				2,296,908

Lodging 0.0%, 0.3%, 0.2%
Carnival PLC (United Kingdom), Notes,
7.30%, 6/1/07	A3					225	(e)	227,603		225	(e)	227,603
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes,
7.375%, 5/1/07	Ba1					780		784,875		780		784,875
				—				1,012,478				1,012,478

Media & Entertainment 0.0%, 1.4%, 0.7%
CBS Corp., Gtd. Notes,
7.875%, 7/30/30	Baa3					110		115,441		110		115,441
Clear Channel Communications, Inc.,
8.00%, 11/1/08	Baa3					1,055		1,096,884		1,055		1,096,884
Historic TW, Inc.,
9.15%, 2/1/23	Baa2					260		308,327		260		308,327
Intelsat (Bermuda) Ltd.,
9.25%, 6/15/16	B2					600	(e)(i)	619,500		600	(e)(i)	619,500
Viacom, Inc., Sr. Notes,
5.75%, 4/30/11	Baa3					700	(i)	687,553		700	(i)	687,553
6.25%, 4/30/16	Baa3					1,200	(i)	1,164,898		1,200	(i)	1,164,898
				—				3,992,603				3,992,603

Metals 0.0%, 0.6%, 0.3%
Noranda, Inc., Notes,
6.20%, 6/15/35	Baa3					525		464,406		525		464,406
Oregon Steel Mills, Inc., Gtd. Notes,
10.00%, 7/15/09	Ba3					740		777,000		740		777,000
Southern Copper Corp, Notes,
7.50%, 7/27/35	Baa2					400	(i)	381,892		400	(i)	381,892
				—				1,623,298				1,623,298

Non Captive Finance 0.4%, 3.0%, 1.8%
Alfa Diversified Payment Rights Finance Co. SA
6.53%, 3/15/11	Baa3					922	(i)	919,657		922	(i)	919,657
Berkshire Hathaway Finance Corp., Gtd. Notes,
4.75%, 5/15/12	Aaa					1,100		1,041,545		1,100		1,041,545
Dow Jones CDX High Yield,
Ser. 5-T3, 8.25%, 12/29/10	B3					1,750	(i)	1,740,156		1,750	(i)	1,740,156
Ser. 6-T1, 8.625%, 6/29/11	B3					1,000	(b)(i)	981,250		1,000	(b)(i)	981,250
GE Capital Australia Funding Pty. Ltd. (Australia), MTN,
6.00%, 4/15/15	Aaa				AUD	1,090		782,592	AUD	1,090		782,592
Phoenix Quake Wind Ltd. , Notes,
7.44%, 7/3/08	Baa3	300	(j)	303,717					$300		(j)	303,717
7.44%, 7/3/08	Baa3	400	(j)	403,636						400	(j)	403,636
Preferred Term Securities Ltd. (Cayman Islands), Sr. Notes,
5.68%, 7/3/33	Aaa					$1,100	(e)(h)(i)	1,108,250		1,100	(e)(h)(i)	1,108,250
Qwest Capital Funding, Inc., Co. Gtd. Notes,
7.00%, 8/3/09	Caa2	200		196,500						200		196,500
7.25%, 2/15/11	Caa2	200		194,500						200		194,500
Residential Capital Corp.,
Sr. Unsec. Notes, 6.375%, 6/30/10	Baa3					1,000		986,391		1,000		986,391
Sr. Notes, 6.50%, 4/17/13	Baa3					1,230		1,207,056		1,230		1,207,056
				1,098,353				8,766,897				9,865,250

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund			ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)			Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)		Value	Principal Amount (000)		Value

Non-Corporate 0.2%, 1.1%, 0.7%
Gazprom OAO (Russia), Sec.’d. Notes,
10.50%, 10/21/09	BB+	(g)				420	(e)	469,476	420	(e)	469,476
National Power Corp. (Philippines),
9.625%, 5/15/28	B1					515	(e)	545,996	515	(e)	545,996
Pemex Project Funding Master Trust,
Gtd. Notes, 8.00%, 11/15/11	Baa1					600		634,200	600		634,200
Gtd. Bonds
7.375%, 12/15/14	Baa1		300		309,600				300		309,600
5.75%, 12/15/15	Baa1		200		184,200				200		184,200
Petronas Capital Ltd. (Malaysia), Gtd. Notes,
7.00%, 5/22/12	A1					1,530	(e)(i)	1,603,935	1,530	(e)(i)	1,603,935
					493,800			3,253,607			3,747,407

Paper 0.0%. 0.5%, 0.3%
Jefferson Smurfit Corp., Gtd. Notes,
8.25%, 10/1/12	B2					13		12,188	13		12,188
Stora Enso Oyj (Finland), Debs.,
7.25%, 4/15/36	Baa2					1,400	(i)	1,366,607	1,400	(i)	1,366,607
Weyerhaeuser Co., Debs.,
7.375%, 3/15/32	Baa2					115		116,428	115		116,428
					—			1,495,223			1,495,223

Oil, Gas & Consumable Fuels 0.3%, 0.0%, 0.1%
El Paso Corp., Sr. Notes,
Sr. Notes, 7.75%, 1/15/32	Baa3		700		681,625				700		681,625
Petroleum Export-Cayman,
5.265%, 6/15/11	Baa1		96	(i)	92,692				96	(i)	92,692
					774,317			—			774,317

Petroleum Exploration & Production 0.1%, 0.0%, 0.0%
Ras Laffan Liquified Natural Gas Co. Ltd, Notes,
5.298%, 9/30/20	A1		250		232,950			—	250		232,950

Pipelines & Other 0.0%, 1.0%, 0.5%
Atmos Energy Corp., Notes,
4.00%, 10/15/09	Baa3					500		471,605	500		471,605
Enterprise Products Operating LP, Sr. Notes
4.00%, 10/15/07	Baa3					900		875,681	900		875,681
Oneok, Inc., Sr. Unsec. Notes,
5.51%, 2/16/08	Baa2					1,500		1,490,281	1,500		1,490,281
					—			2,837,567			2,837,567

Real Estate Investment Trusts 0.0%, 0.4%, 0.2%
Equity One, Inc., Gtd., Notes,
3.875%, 4/15/09	Baa3					500		472,277	500		472,277
Post Apartment Homes LP, Sr. Notes,
5.45%, 6/1/12	Baa3					665		633,027	665		633,027
					—			1,105,304			1,105,304

Retailers 0.0%, 1.7%, 0.9%
GAP, Inc. (The), Notes,
6.90%, 9/15/07	Baa3					2,400		2,414,708	2,400		2,414,708
Home Depot, Inc., Sr. Notes,
5.20%, 3/1/11	Aa3					2,000		1,963,526	2,000		1,963,526
May Department Stores Co. (The), Notes,
6.65%, 7/15/24	Baa1					215		210,581	215		210,581
6.70%, 7/15/34	Baa1					285		278,310	285		278,310
					—			4,867,125			4,867,125

Technology 0.0%, 2.6%, 1.4%
Certegy, Inc., Notes,
4.75%, 9/15/08	Baa2					650		605,738	650		605,738
Equifax, Inc., Notes,
4.95%, 11/1/07	Baa1					375		369,390	375		369,390
First Data Corp., Sr. Notes,
4.95%, 6/15/15	A2					525	(b)	486,915	525	(b)	486,915
International Business Machines Corp., Debs.,
8.375%, 11/1/19	A1					750		904,733	750		904,733
Jabil Circuit, Inc., Sr. Notes,
5.875%, 7/15/10	Baa3					400		396,682	400		396,682
Motorola, Inc., Notes,
4.608%, 11/16/07	Baa2					725		714,566	725		714,566
7.625%, 11/15/10	Baa2					38		40,693	38		40,693

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

		Strategic Partners Total Return Bond Fund				Dryden Total Return Bond Fund				ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
		(Target)				(Survivor)				Reorganization
Description	Moody’s Rating	Principal Amount (000)			Value		Principal Amount (000)		Value		Principal Amount (000)		Value

Seagate Technology, HDD Holdings (Cayman Island),
Gtd. Notes, 8.00%, 5/15/09	Ba2						275	(e)	281,875		275	(e)	281,875
Sensata Technologies BV (Netherlands), Sr. Notes,
8.00%, 5/1/14	B2						440	(e)(i)	424,600		440	(e)(i)	424,600
Sun Microsystems, Inc., Sr. Notes,
7.50%, 8/15/06	Ba1						1,525		1,528,668		1,525		1,528,668
Xerox Corp., Sr. Unsec. Notes,
6.40%, 3/15/16	Ba2						1,850		1,745,938		1,850		1,745,938
					—				7,499,798				7,499,798

Telecommunications 0.8%, 4.4%, 2.7%
ALLTEL Ohio LP, Gtd. Notes,
8.00%, 8/15/10	A2						375	(i)	401,775		375	(i)	401,775
AT&T Corp., Sr. Notes,
8.00%, 11/15/31	A2						600	(a)(j)	688,862		600	(a)(i)	688,862
BellSouth Corp., Notes,
4.20%, 9/15/09	A2						690		657,816		690		657,816
Cingular Wireless Services, Inc.,
Notes, 8.125%, 5/1/12	Baa2						505		555,720		505		555,720
Sr. Notes, 8.75%, 3/1/31	Baa2						575		704,964		575		704,964
Citizens Communications Co., Sr. Notes,
7.625%, 8/15/08	Ba3						565		577,713		565		577,713
9.00%, 8/15/31	Ba3						400		405,000		400		405,000
Embarq Corp.
7.082%, 6/1/16	Baa3						1,600		1,591,210		1,600		1,591,210
Qwest Corp., Sr. Notes
7.625%, 6/15/15	Ba3	500			493,750						500		493,750
SBC Communications Corp., Notes,
4.214%, 6/5/21	A2	800		(i)	788,968						800	(i)	788,968
Sprint Capital Corp., Gtd. Notes,
4.78%, 8/17/06	Baa2						1,510		1,508,268		1,510		1,508,268
6.125%, 11/15/08	Baa2	800			806,266						800		806,266
8.75%, 3/15/32	Baa2						310		373,830		310		373,830
Telecom de Puerto Rico, Inc. (Puerto Rico), Gtd. Notes,
6.80%, 5/15/09	Baa1						1,150	(e)	1,166,772		1,150	(e)	1,166,772
Telecom Italia Capital (Luxembourg), Notes,
4.95%, 9/30/14	Baa2						140	(e)	125,336		140	(e)	125,336
5.25%, 10/1/15	Baa2						320	(e)	289,640		320	(e)	289,640
Telefonica Emisiones
6.421%, 6/20/16	Baa1						1,400	(e)	1,397,095		1,400	(e)	1,397,095
TELUS Corp. (Canada), Notes,
7.50%, 6/1/07	Baa2						1,310	(e)	1,329,172		1,310	(e)	1,329,172
8.00%, 6/1/11	Baa2						500	(e)	541,450		500	(e)	541,450
Verizon Global Funding Corp., Bonds,
5.85%, 9/15/35	A3						30		26,098		30		26,098
Windstream Corp.
8.625%, 8/1/16	Ba3						580	(i)	593,050		580	(i)	593,050
					2,088,984				12,933,771				15,022,755

Tobacco 0.0%, 0.8%, 0.4%
Altria Group, Inc.
Notes, 7.65%, 7/1/08	Baa2						325		336,121		325		336,121
Debs., 7.75%, 1/15/27	Baa2						220		246,857		220		246,857
RJ Reynolds Tobacco Holdings, Inc., Notes
6.50%, 7/15/10	Ba2						1,200	(i)	1,161,000		1,200	(i)	1,161,000
7.625%, 6/1/16	Ba2						600	(i)	586,500		600	(i)	586,500
					—				2,330,478				2,330,478

Total corporate bonds					20,235,229				113,422,242				133,657,471

FOREIGN GOVERNMENT OBLIGATIONS 5.0%, 7.7%, 6.4%

Australian Government, Ser. 415,
6.25%, 4/15/15	Aaa					AUD	725		556,111	AUD	725		556,111
Brazilian Government Bonds,
9.25%, 10/22/10	Ba3						$1,500	(b)(e)	1,653,750		$1,500	(b)(e)	1,653,750
11.00%, 8/17/40	B1	1,200		(e)	1,488,000						1,200	(e)	1,488,000
12.50%, 1/5/16	Ba3					BRL	1,250	(b)	565,585		1,250	(b)	565,585
Canadian Treasury Bill,
Zero Coupon, 2/22/07	Aaa					CAD	910		792,408	CAD	910		792,408
Croatian Government Bond,
5.625%, 7/31/06	Baa3						$62	(e)	61,958		$62	(e)	61,958
Deutsche Bundesrepublik Bonds (Germany),
4.00%, 1/4/37	Aaa					EUR	1,400		1,697,054	EUR	1,400		1,697,054
5.25%, 7/4/10	Aaa	EUR	1,200		1,615,927					EUR	1,200		1,615,927
Federal Republic of Argentina,
3.00%, 4/30/13	B3						$630	(e)	449,190		$630	(e)	449,190
4.889%, 8/3/12	B3						875	(e)	809,154		875	(e)	809,154

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

		Strategic Partners Total Return Bond Fund					Dryden Total Return Bond Fund				ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
		(Target)					(Survivor)				Reorganization
Description	Moody’s Rating	Principal Amount (000)			Value		Principal Amount (000)			Value	Principal Amount (000)			Value

French Discount Treasury Bills,
Zero, 7/13/06	Aaa	EUR	240		306,727						EUR	240		306,727
Zero, 7/27/06	Aaa	EUR	1,380		1,761,912						EUR	1,380		1,761,912
Zero, 10/12/06	Aaa	EUR	2,000		2,537,636						EUR	2,000		2,537,636
German Treasury Bills,
Zero, 8/16/06	Aaa		$200		254,979							$200		254,979
Hungary Government Bonds,
8.00%, 2/12/15	A1						HUF	722,860		3,248,073	HUF	722,860		3,248,073
Mexican Fixed Rate Bonds,
9.00%, 12/20/12	Baa1						MXN	19,500		1,737,097	MXN	19,500		1,737,097
Panama Government Bonds,
5.5625%, 7/17/14	Ba1							$504	(e)	503,682		$504	(e)	503,682
9.375%, 7/23/12	Ba1						310		(e)	345,650	310		(e)	345,650
Peru Government Bonds,
5.00%, 3/7/17 - 3/7/17	Ba3						644		(e)	615,516	644		(e)	615,516
Poland Government Bonds, Ser. 1015,
6.25%, 10/24/15	A2						PLZ	8,825		2,884,929	PLZ	8,825		2,884,929
Republic of Italy Bonds,
3.80%, 3/27/08	Aa2	JPY	132,000		1,212,323						JPY	132,000		1,212,323
Russian Government International Bonds,
8.25%, 3/31/10	Baa2							$564	(e)(i)	586,321		$564		586,321
South Africa Government Bonds,
13.00%, 8/31/10	A2						5,480		(e)	880,377	5,480		(e)	880,377
13.50%, 9/15/15	A2						ZAR	2,680		486,627	ZAR	2,680		486,627
Sweden Government Bonds, Series 1041,
6.75%, 5/5/14	Aaa						SEK	14,780		2,432,203	SEK	14,780		2,432,203
United Kingdom Treasury, Bonds,
7.75%, 9/8/06	Aaa	GBP	309		574,467						GBP	309		574,467
4.75%, 6/7/10	Aaa	GBP	1,800		3,322,502						GBP	1,800		3,322,502
United Mexican States, Notes,
8.375%, 1/14/11	Baa1							$1,815	(e)	1,978,350		$1,815	(e)	1,978,350
Uruguay Government International Bonds,
7.25%, 2/15/11	B3						160		(e)	159,600	160		(e)	159,600

Total foreign government obligations					13,074,473					22,443,635				35,518,108

MORTGAGE BACKED SECURITIES 54.8%, 33.7%, 43.6%

Federal Home Loan Mortgage Corp.
4.50%, 2/1/19 -7/1/19							1,357			1,283,038	1,357			1,283,038
5.00%, 12/1/19-5/1/34							4,014			3,821,182	4,014			3,821,182
5.262%, 12/1/35							1,331			1,297,673	1,331			1,297,673
5.50%, 10/1/2033-7/1/34							2,847			2,748,219	2,847			2,748,219
6.00%, 11/1/2033							1,938			1,914,222	1,938			1,914,222
6.50%, 7/1/32-8/1/32							886			893,645	886			893,645
5.00%, 7/1/33 TBA							2,000			1,867,500	2,000			1,867,500
5.00%, 11/1/18		1,486			1,433,181						1,486			1,433,181
6.00%, 2/1/16 - 1/1/34		2,896			2,855,532						2,896			2,855,532
6.045%, 7/1/30		11		(j)	10,782						11		(j)	10,782
6.50%, 3/1/16 - 11/1/33		282			285,848						282			285,848
7.00%, 9/1/32							486			498,134	486			498,134
8.50%,8/1/24 -12/1/2025		56			59,788						56			59,788
Federal National Mortgage Association,
4.00%, 5/1/19							1,144			1,056,457	1,144			1,056,457
4.00%, 5/1/19 - 7/1/20		7,753			7,753,040						7,753			7,753,040
4.50%, 6/1/18-8/1/33							9,066			8,501,735	9,066			8,501,735
4.50%, 8/1/33		135			122,655						135			122,655
4.50%, 9/1/35		2,934			2,657,548						2,934			2,657,548
4.858%, 1/1/2028		61			61,333						61			61,333
4.878%, 5/1/2036		137		(j)	137,422						137		(j)	137,422
4.958%, 5/1/2036		4,249		(j)	4,253,171						4,249		(j)	4,253,171
5.00%, 9/1/17 - 8/1/35		30,375			29,251,180						30,375			29,251,180
5.00%, 1/1/19-7/1/33							11,762		(f)	11,083,350	11,762		(f)	11,083,350
5.3119%, 9/22/06		1,200			1,199,810	(j)					1,200		(j)	1,199,810
5.411%, 9/1/40		612			616,453						612			616,453
5.50%, 3/1/16 - 10/1/35		85,595			82,216,064						85,595			82,216,064
5.50%, 1/1/17-2/1/34							17,169		(f)	16,576,623	17,169		(f)	16,576,623
6.00%, 5/1/16 - 2/1/35		2,045			2,051,642						2,045			2,051,642
6.00%, 9/1/17-2/1/35							10,986		(f)	10,867,940	10,986		(f)	10,867,940
6.00% TBA							4,500			4,428,279	4,500			4,428,279
6.247%, 9/1/2031		60			61,197						60			61,197
6.50%, 12/1/17 - 11/1/33		418			420,277						418			420,277
6.50%, 12/1/17 - 11/1/33							4,524			4,573,266	4,524			4,573,266

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

			Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund			ProForma Dryden Total Return Bond Fund after SP Total Return Bond Fund
			(Target)			(Survivor)			Reorganization
Description	Moody’s Rating		Principal Amount (000)		Value	Principal Amount (000)		Value	Principal Amount (000)		Value

7.00%, 3/1/32 - 5/1/32						389		398,308	389		398,308
0%, 7/1/36			7,000		6,864,684				7,000		6,864,684
4.50% 07/18/21 TBA			1,000		945,000				1,000		945,000
5.00%, TBA						5,000		4,814,060	5,000		4,814,060
5.50%, TBA						2,000		1,962,500	2,000		1,962,500
5.50%, TBA						10,500		10,083,276	10,500		10,083,276
Government National Mortgage Association,
4.375%, 5/20/2030			303	(f)	304,168				303	(f)	304,168
5.125%, 11/20/2029			40		39,942				40		39,942
5.50%, 6/20/35						4,629		4,469,934	4,629		4,469,934
5.50%, TBA						2,500		2,422,655	2,500		2,422,655
6.00%, 1/15/33-12/15/33						753		748,022	753		748,022
6.50%, 9/15/32 - 11/15/33						2,347		2,377,850	2,347		2,377,850
8.00%, 8/20/2031			2		1,985				2		1,985
8.50%, 6/15/2030			3		3,428				3		3,428

Total mortgage backed securities					143,606,130			98,687,868			242,293,998

MUNICIPAL BONDS 2.2%, 0.0%, 1.0%

County of Adams PA General Obligation Bonds,
4.75%, 11/15/28	Aaa		1,000		993,130				1,000		993,130
Georgia State Road & Tollway Authority Revenue Bonds,
5.00%, 3/1/21	Aaa		400		414,740				400		414,740
Golden State Tobacco Securitization Corp., Revenue Bonds,
Series 2003-A-1,
6.25%, 6/1/33	Baa3		1,100		1,188,880				1,100		1,188,880
6.75%, 6/1/39	Baa3		300		335,769				300		335,769
New York City Municipal Water Finance Authority
Water & Sewer Systems, Revenue Bonds, Series 107
5.78%, 6/15/38	AA+	(g)	300	(j)	307,332				300		307,332
Texas State Transportation General Obligation Bonds,
3.1427%, 4/1/35	NR		200	(j)	190,772				200	(j)	190,772
Tobacco Settlement Financing Corp., Revenue Bonds
4.375%, 6/1/19	Baa2		575		569,998				575		569,998
6.125%, 6/1/42	Baa2		1,200		1,271,532				1,200		1,271,532
6.375%, 6/1/32	Baa2		500		542,815				500		542,815

Total municipal bonds					5,814,968			—			5,814,968

STRUCTURED NOTES 0.0%, 0.4%, 0.2%

TRAINS, Sec’d Notes,
7.548%, 5/1/16	B1				—	1,300	(b)(i)	1,274,000	1,300	(b)(i)	1,274,000

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.0%, 0.1%, 0.1%

Tennessee Valley Authority, Ser. B,
5.88%, 4/1/36					—	335		347,108	335		347,108

U.S. GOVERNMENT SECURITIES 4.5%, 3.1%, 3.8%

United States Treasury Bonds,
5.375%, 2/15/31						855	(b)	869,762	855	(b)	869,762
8.00%, 11/15/21						490		626,664	490		626,664
United States Treasury Inflation Index,
3.875%, 1/15/09						4,815		4,987,259	4,815		4,987,259
US Treasury Inflationary Bonds, TIPS
2.00%, 1/15/2026			1,600		1,487,420				1,600		1,487,420
2.375%, 1/15/25			1,000		1,040,583				1,000		1,040,583
3.625%, 4/15/28			100		147,854				100		147,854
United States Treasury Notes
4.875%, 5/31/11						1,143		1,131,392	1,143		1,131,392
3.375%, 9/15/09			4,400		4,176,392				4,400		4,176,392
4.875%, 2/15/12			5,100		5,044,216				5,100		5,044,216
5.125%, 5/15/16						895		893,951	895		893,951
United States Treasury Strips,
2/15/19						1,140		587,056	1,140		587,056

Total U.S. government securities					11,896,465			9,096,084			20,992,549

Total long-term investments
(cost $226,284,937, $298,364,860, $524,649,797)					220,464,352			290,561,149			511,025,501

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

	Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund			Proforma Dryden Total Return Bond Fund after SP Total Return Bond Fund
	(Target)			(Survivor)			Reorganization
	Shares		Value	Shares		Value	Shares		Value
SHORT-TERM INVESTMENTS 22.2%, 12.4%, 17.1%

AFFILIATED MUTUAL FUNDS 4.0%, 12.4%, 8.5%
Dryden Core Investment Fund - Short Term Bond Series				1,339,180	(d)	13,405,189	1,339,180	(d)	13,405,189
Dryden Core Investment Fund - Taxable Money Market Series
(cost $10,551,006, $36,312,836 (includes $9,779,698 of cash collateral received for securities on loan), $46,863,842)	10,551,006	(c)(d)	10,551,006	22,920,970	(c)(d)	22,920,970	33,471,976	(c)(d)	33,471,976
			10,551,006			36,326,159			46,877,165

	Moody’s Rating	Principal Amount (000)		Principal Amount (000)		Principal Amount (000)

COMMERCIAL PAPERS 17.5%, 0.0%, 8.3%
Bank of America,
5.330% 09/21/06	P-1	7,100	7,002,239			7,100	7,002,239
Bank of Ireland,
5.090% 08/17/06	P-1	2,400	2,377,742			2,400	2,377,742
Calyon North America Corp.
5.230% 08/03/06	P-1	1,000	995,496			1,000	995,496
Danske Corp .
5.280% 07/17/06	P-1	7,000	6,985,627			7,000	6,985,627
Skandi Ensk
5.280% 07/20/06	P-1	7,000	6,982,547			7,000	6,982,547
Societe Generale N.A.,
5.055% 08/15/06	P-1	3,000	2,972,226			3,000	2,972,226
5.250% 07/05/06	P-1	2,000	1,999,417			2,000	1,999,417
5.260% 07/05/06	P-1	1,100	1,099,678			1,100	1,099,678
Spintab AB,
4.990% 07/25/06	P-1	5,700	5,673,927			5,700	5,673,927
Svenska Handelsbank,
4.890% 07/06/06	P-1	3,400	3,397,840			3,400	3,397,840
UBS Finance
5.225%, 8/8/06	P-1	6,400	6,366,560			6,400	6,366,560
Total commercial papers
(cost $45,893,078,$0, $45,893,078)			45,853,299		—		45,853,299

U.S. GOVERNMENT SECURITIES 0.7%, 0.0%, 0.3%
U.S. Treasury Bills,
4.00%, 9/14/06		50	49,520			50	49,520
4.72%, 9/14/06		100	99,039			100	99,039
4.7955%, 9/14/06		60	59,423			60	59,423
4.805%, 9/14/06		1,645	1,629,192			1,645	1,629,192
4.815%, 9/14/06		40	39,616			40	39,616
Total U.S. government securities
(cost $1,876,555, $0, $1,876,555)			1,876,790		—		1,876,790

Total short-term investments
(cost $58,320,639, $36,312,836, $94,633,475)			58,281,095		36,326,159		94,607,254

	Contract/		Contract/		Contract/
	Notional Amount (000)		Notional Amount (000)		Notional Amount (000)
OUTSTANDING OPTIONS PURCHASED* (l)
0.1%, 0.0%, 0.0%

Call Options
Swap Option 3 month LIBOR expiring 8/8/06 @ 4.75%	400	0			400	0
Swap Option 3 month LIBOR expiring 10/04/06 @ 4.50%	600	0			600	0
Swap Option 3 month LIBOR expiring 10/18/06 @ 4.50%	1,200	12			1,200	12
Swap Option 3 month LIBOR expiring 4/27/09 @ 5.75%	2,100	122,267			2,100	122,267
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.25			33	206	33	206
		122,279		206		122,485
Put Options 0.0%, 0.0%, 0.0%
Swap Option 3 month LIBOR expiring 4/27/09 @ 6.25%	2,100	89,158			2,100	89,158
Eurodollar Futures, expiring 12/18/06 @ $92.00	119,000	744			119,000	744
Eurodollar Futures, expiring 12/18/06 @ $92.25	29,000	181			29,000	181
Eurodollar Futures, expiring 12/18/06 @ $92.50	93,000	581			93,000	581
Eurodollar Futures, expiring 12/18/06 @ $91.75	185,000	1,156			185,000	1,156
Eurodollar Futures, expiring 3/19/07 @ $92.00	150,000	938			150,000	938
Eurodollar Futures, expiring 6/18/07 @ $91.00	116,000	725			116,000	725
Eurodollar Futures, expiring 6/18/07 @ $91.25	198,000	1,238			198,000	1,238
Eurodollar Futures, expiring 9/18/06 @ $94.00	8,000	50			8,000	50
		94,771		—		94,771
Total outstanding options purchased
(cost $366,371, $38,346, $404,717)		217,050		206		217,256
Total Investments, Before Outstanding Options Written and Securities Sold Short 106.4%, 111.6%, 109.1%
(cost $284,971,947, $334,716,042, $619,687,989)		278,962,497		326,887,514		605,850,011

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

	Strategic Partners Total Return Bond Fund			Dryden Total Return Bond Fund		Pro forma Dryden Total Return Bond Fund after SP Total Return Bond Fund
	(Target)			(Survivor)		Reorganization
	Principal Amount (000)		Value	Principal Amount (000)	Value	Principal Amount (000)		Value

Securities Sold Short (4.1%, 0.0%, 2.0%)

Deutsche Bundesrepublik Notes (Germany),
5.25%, 7/4/10	EUR	1,200	(1,615,927)			EUR	1,200	(1,615,927)
U.S. Treasury Notes,
3.375%, 9/15/09		$4,400	(4,176,392)			$4,400		(4,176,392)
4.875%, 2/15/12	5,100		(5,044,216)			5,100		(5,044,216)

Total securities sold short
(proceeds $11,396,543, $0.00, $11,396,543)			(10,836,535)		—			(10,836,535)

	Contracts/		Contracts/		Contracts/
	Notional Amount (000)		Notional Amount (000)		Notional Amount (000)
OUTSTANDING OPTIONS WRITTEN (l) (0.0%, 0.0%, 0.0%)

Call Option
Swap Option 3 month LIBOR expiring 10/18/09 @ 4.56%	5,000	(25)			5,000	(25)
Swap Option 3 month LIBOR expiring 8/8/06 @ 4.78%	2,000	(0)			2,000	(0)
Swap Option 3 month LIBOR expiring 7/3/06 @ 4.00%	6,800	(68)			6,800	(68)
Swap Option 3 month LIBOR expiring 7/3/06 @ 6.00%	6,800	(68)			6,800	(68)
Swap Option 3 month LIBOR expiring 10/4/06 @ 4.54%	3,000	(3)			3,000	(3)
U.S. Treasury Notes Futures, expiring 8/25/06 @ $103.00	16,600	(23,344)			16,600	(23,344)
U.S. Treasury Notes Futures, expiring 8/25/06 @ $106.00	17,000	(4,516)			17,000	(4,516)
U.S. Treasury Notes Futures, expiring 8/25/06 @ $108.00	14,900	(4,656)			14,900	(4,656)
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.75			33	(206)	33	(206)
Total call options		(32,680)		(206)		(32,886)
(premium received $529,235, $0, $529,235)

Put Option (0.2%, 0.0%, 0.1%)
Eurodollar Futures, expiring 3/19/07 @ $94.75	9,000	(9,169)			9,000	(9,169)
Eurodollar Futures, expiring 9/18/06 @ $95.00	7,000	(10,150)			7,000	(10,150)
Eurodollar Futures, expiring 12/18/06 @ $95.00	16,000	(24,200)			16,000	(24,200)
Eurodollar Futures, expiring 3/19/07 @ $95.25	10,000	(20,563)			10,000	(20,563)
Eurodollar Futures, expiring 12/18/06 @ $95.25	235,000	(497,906)			235,000	(497,906)
Eurodollar Futures, expiring 12/18/06 @ $95.50	17,000	(46,538)			17,000	(46,538)
Swap Option expiring 12/20/06 @ $95.50	1,200	(12,343)			1,200	(12,343)
Total put options (premium received $242,638, $17,417, $260,055)
Total outstanding options written		(620,869)		—		(620,869)
(premium received $771,873, $17,417, $789,290)
		(653,549)		(206)		(653,755)
Total Investments, Net of Outstanding Option Written and Securities Sold Short 102.0%, 111.6%, 107.0%
(cost $272,803,531, $334,698,625, $607,502,156)		267,472,413		326,887,308		594,359,721
Liabilities in excess of other assets (m) (2.0%, 11.6%, 7.0%)		(5,354,961)		(33,831,422)		(39,186,383)

Net Assets 100.0%		262,117,452		293,055,886		555,173,338

The following abbreviations are used in portfolio descriptions:

AUD-Australian Dollar

BRL-Brazilian Real

CAD-Canadian Dollar

EUR-Euro

GBP-Great Britain Pounds

JPY-Japanese Yen

HUF-Hungarian Forint

MTN - Medium Term Notes

MXN-Mexican Peso

NR-Not Rated.

PLZ-Polish Zloty

SEK-Swedish Krona

TBA-To Be Announced Security

ZAR-South African Rand

(a)   All or portion of security segregated as collateral for financial futures contracts.

(b)   All or portion of security is on loan. The aggregate market value of such securities is $0, $9,627,731, $9,627,731, respectively; cash collateral of $0, $9,779,698, $9,779,698, respectively (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)   Represents security or portion thereof, purchased with cash collateral received for securities on loan.

(d)   Prudential Investments LLC, the manager of the Funds, also serves as manager of the Dryden Core Investment Fund – Dryden Short Term Bond Core Bond Series and Dryden Core Investment Fund-Taxable Money Market Series.

(e)   US$ denominated foreign bonds.

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

(f)    All or a portion of security segregated as collateral for TBA securities.

(g)   Standard & Poor’s rating.

(h)   Indicates securities that have been deemed illiquid.

(i)    Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(j)    Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The interest rate shown reflects the rate in effect at June 30, 2006.

(k)   Represents issuer in default; non-income producing security.

(l)    Non-income producing security.

(m)  Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, credit and interest defaulted swaps and foreign currency contracts as follows:

*                 Based upon the Pro Forma Portfolio of Investments as of June 30, 2006, the Dryden Fund would need to sell certain derivative investments currently held by the SP Fund due to the Dryden Fund’s limitation of investing generally less than 20% of its assets in derivative investments. As of the closing date of the Reorganization, the percentage of derivatives that must be sold as a result of the Reorganization may go up, down or no longer be necessary. Based upon the Pro Forma Portfolio of Investments as of June 30, 2006, the Dryden Fund does not expect that it must sell any other investments as a result of the Reorganization.

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

Open financial futures contracts outstanding as of June 30, 2006:

				Value at		Unrealized
				Trade	Value at	Appreciation/
Fund	Type	Expiration	Contracts	Date	June 30, 2006	(Depreciation)
	Long Positions:

SP Total Return Bond Fund	90 Day Euro	Sept. 2006	85	20,124,000	20,064,250	(59,750)
	Euro-BOBL	Sept. 2006	7	986,329	976,900	(9,429)
	5 Yr. U.S. Treasury Notes	Sept. 2006	19	2,033,594	2,026,469	(7,125)
	30 Yr. U.S. Treasury Bonds	Sept. 2006	19	1,973,984	1,964,719	(9,265)
	Euro Dollar Futures	Dec. 2006	429	101,961,838	101,249,363	(712,475)
	90 Day Euro	June 2007	262	62,360,913	61,890,950	(469,963)
	90 Day Euro	June 2007	334	79,529,125	78,857,400	(671,725)
	90 Day Euro	Sept. 2007	200	47,599,188	47,265,000	(334,188)
	90 Day Euro	Dec. 2007	87	20,660,225	20,563,538	(96,687)
	Euro Dollar Futures	Mar. 2008	31	7,350,550	7,327,625	(22,925)

			1,473	344,579,746	342,186,214	(2,393,532)

Dryden Total Return Bond Fund	90 Day Euro	Sept. 2006	22	5,201,392	5,193,100	(8,292)
	Euro-BOBL	Sept. 2006	40	5,612,660	5,582,288	(30,372)
	5 Yr. U.S. Treasury Notes	Sept. 2006	45	4,657,813	4,653,281	(4,532)
	30 Yr. U.S. Treasury Bonds	Sept. 2006	103	11,016,918	10,985,594	(31,324)
	Euro Yen	Mar. 2007	18	3,899,660	3,897,981	(1,679)

			228	30,388,443	30,312,244	(76,199)

	Short Positions:

SP Total Return Bond Fund				—	—	—

Dryden Total Return Bond Fund	EURO-Bond Future	Sept. 2006	5	747,240	737,500	9,740
	2Yr. U.S. Treasury Notes	Sept. 2006	160	12,193,015	12,166,875	26,140
	10 Yr. U.S. Treasury Notes	Sept. 2006	156	16,425,383	16,358,062	67,321

			321	29,365,638	29,262,437	103,201

Pro Forma Dryden Total Return After Reorganization			2,022	345,602,551	343,236,021	(2,366,530)

Pro Forma Portfolio of Investments for the Reorganization as of June 30, 2006 (unaudited) (continued)

Interest rate swap agreement outstanding at June 30, 2006:

							Unrealized
		Termination	Notional		Fixed	Floating	Appreciation/
Fund	Counterparty	Date	Amount (000)		Rate	Rate	(Depreciation)

SP Total Return Bond Fund	Barclays Capital (a)	6/15/2007	GBP	26,100	5.00%	6 Month LIBOR	34,933
	Barclays Capital (a)	12/20/2008		$6,700	5.00%	3 Month LIBOR	(8,167)
	Lehman Brothers (a)	9/20/2009	GBP	2,800	4.50%	6 Month LIBOR	(68,896)
	Lehman Brothers (a)	9/20/2009	GBP	14,100	4.50%	6 Month LIBOR	(345,619)
	Barclays Capital (a)	9/15/2010	GBP	900	5.00%	6 Month LIBOR	(15,172)
	Barclays Capital (a)	6/16/2011	GBP	1,800	5.00%	6 Month LIBOR	(37,975)
	Deutsche Bank (a)	12/15/2011	EUR	8,000	4.00%	6 Month LIBOR	10,342
	UBS AG (a)	12/20/2011		$600	5.00%	3 Month LIBOR	(5,274)
	Goldman Sachs (a)	6/15/2012	JPY	130,000	2.00%	6 Month LIBOR	(17,867)
	Morgan Stanley (b)	6/15/2012	JPY	130,000	2.00%	6 Month LIBOR	(17,704)
	UBS AG (a)	6/15/2012	JPY	250,000	2.00%	6 Month LIBOR	(34,520)
	Merrill Lynch & Co. (b)	6/15/2012	EUR	18,100	2.00%	6 Month LIBOR	(2,565)
	Merrill Lynch & Co. (b)	12/15/2014	EUR	8,100	4.00%	6 Month LIBOR	166,014
	Goldman Sachs (a)	12/20/2016		$700	5.00%	3 Month LIBOR	(8,735)
	Bank of America N.A. (a)	6/15/2035		300	6.00%	3 Month LIBOR	8,032
	Merrill Lynch & Co. (b)	12/15/2035	GBP	200	4.00%	6 Month LIBOR	6,364
	Lehman Brothers (b)	12/15/2035		$500	5.00%	3 Month LIBOR	(14,236)
	Bank of America N.A. (a)	12/20/2036		1,000	5.00%	3 Month LIBOR	(8,550)
							(359,595)

Dryden Total Return Bond Fund							—

Pro Forma Dryden Total Return After Reorganizations							(359,595)

(a)  Portfolio pays the floating rate and receives the fixed rate.

(b)  Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at June 30, 2006:

			Notional
		Termination	Amount	Fixed	Underlying	Unrealized
Fund	Counterparty	Date	(000)	Rate	Bond	Depreciation

					Allstate Corp.
SP Total Return Bond Fund	Morgan Stanley & Co.(a)	12/20/2008	$500	0.26%	6.125%, due 2/15/12	(937)
					Anadarko Petroleum Corp.
	Merrill Lynch & Co. (a)	12/20/2008	100	0.27%	5.00%, due 10/1/12	(82)
					AutoZone, Inc.
	UBS AG (a)	12/20/2008	500	0.35%	5.875%, due 10/15/12	(1,415)
		12/20/2008			Capital One Bank
	Bear Stearns International Ltd. (a)	12/20/2008	100	1.09%	4.875%, due 5/15/08	(1,930)
					Carnival Corp.
	UBS AG (a)	12/20/2008	100	0.44%	6.15%, due 4/15/08	(747)
					Catapillar, Inc.
	Bear Stearns International Ltd. (a)	12/20/2008	100	0.19%	7.25%, due 9/15/09	(183)
					Peoples’ Republic of China
	Lehman Brothers (a)	6/20/2009	800	0.40%	6.80%, due 5/23/11	(4,982)
					Costco Wholesale Corp.
	Lehman Brothers (a)	12/20/2008	100	0.24%	5.50%, due 3/15/07	(351)
					Countrywide Home Loans
	Morgan Stanley & Co.(a)	12/20/2008	100	0.42%	5.625%, due 7/15/09	(251)
					Deere & Co.
	Bear Stearns International Ltd. (a)	12/20/2008	100	0.24%	7.85%, due 3/15/07	(336)
					Devon Energy Corp.
	Merrill Lynch & Co. (a)	12/20/2008	200	0.35%	6.875%, due 9/30/11	(700)
	Bear Stearns International Ltd. (b)	6/20/2010	300	0.40%	Dow Jones CDX IG4 Inedx	(289)
	Bear Stearns International Ltd. (b)	12/20/2010	1,400	0.00%	Dow Jones CDX HVOL5 Index	106
					E. I. DuPont
	Bank of America Securities LLC (a)	12/20/2008	300	0.13%	6.875%, due 10/15/09	(331)
					Eaton Corp.
	Citigroup (a)	12/20/2008	400	0.28%	5.75%, due 7/15/12	(1,792)
					Eli Lilly & Co.
	Barclays Bank PLC (a)	12/20/2008	400	0.16%	6.00%, due 3/15/12	(810)
					Emerson Electric Co.
	Morgan Stanley & Co.(a)	12/20/2008	300	0.21%	6.48%, due 10/15/12	(864)
					Emerson Electric Co.
	Morgan Stanley & Co.(a)	12/20/2008	100	0.22%	6.48%, due 10/15/12	(311)
					FedEx Corp.
	Citigroup (a)	12/20/2008	300	0.29%	7.25%, due 2/15/11	(1,331)
					Ford Motor Credit Co.
	JP Morgan Chase (b)	9/20/2006	500	1.70%	7.00%, due 10/1/13	(317)
					Ford Motor Credit Co.
	UBS AG (b)	6/20/2007	500	3.35%	7.00%, due 10/1/13	2,434
					Gannet & Co., Inc.
	Merrill Lynch & Co. (a)	12/20/2008	100	0.22%	6.375%, due 8/10/09	(126)
					Goodrich Corp.
	Lehman Brothers (a)	12/20/2008	100	0.97%	7.625%, due 12/15/12	(1,888)
					Hewlett-Packard 0.320% 12/20/08
	Bear Stearns International Ltd. (a)	12/20/2008	400	0.32%	6.50%, due 7/1/12	(1,991)
					Home Depot 0.120% 12/20/08
	Lehman Brothers (a)	12/20/2008	400	0.12%	5.375%, due 4/1/06	(593)
					RadioShack Corp.
	Lehman Brothers (a)	12/20/2008	200	0.35%	7.375%, due 5/15/11	819
					RadioShack Corp.
	UBS AG (a)	12/20/2008	100	0.37%	7.375%, due 5/15/11	363
					Russian Federation
	Bear Stearns International Ltd. (b)	3/20/2007	400	0.62%	2.25%, due 3/31/30	582
					Russian Federation
	Morgan Stanley & Co. (b)	6/20/2007	100	0.46%	2.25%, due 3/31/30	37
					Ingersoll-Rand Co.
	Merrill Lynch & Co. (a)	12/20/2008	200	0.32%	6.48%, due 6/1/25	(1,178)
					International Paper Co.
	Bear Stearns International Ltd. (a)	12/20/2008	100	0.60%	6.75%, 9/1/11	(825)
					Johnson & Johnson
	Lehman Brothers (a)	12/20/2008	400	0.11%	3.80%, due 5/15/13	(810)
					The Kroger & Co.
	Morgan Stanley & Co.(a)	12/20/2008	100	0.53%	4.75%, due 4/15/12	(817)
					Lockheed Martin Corp.
	Lehman Brothers (a)	12/20/2008	100	0.53%	8.20%, due 12/1/09	(979)
					Masco Corp.
	Lehman Brothers (a)	12/20/2008	200	0.30%	5.875%, due 7/15/12	(113)
	JP Morgan Chase (b)	3/20/2016	100	0.92%	Mex Sp Jpm .920% 03/20/16	(1,399)

					Motorola, Inc.
	Merrill Lynch & Co. (a)	12/20/2008	100	0.85%	7.625%, due 11/15/10	(1,639)
					Northrop & Grumman Corp.
	Lehman Brothers (a)	12/20/2008	100	0.48%	7.125%, due 2/15/11	(876)
					Occidental Petroleum Corp.
	Morgan Stanley & Co.(a)	12/20/2008	100	0.28%	6.75%, due 1/15/12	(336)
					Simon Property Group LP
	UBS AG (a)	12/20/2008	100	0.44%	5.45%, due 3/15/13	(645)
					Wal-Mart Stores, Inc.
	Citigroup (a)	12/20/2008	600	0.14%	6.875%, due 8/10/09	(1,119)
					Wal-Mart Stores, Inc.
	Bear Stearns International Ltd. (a)	12/20/2008	100	0.15%	6.875%, due 8/10/09	(210)
					Walt Disney Co. (The)
	Barclays Bank PLC (a)	12/20/2008	100	0.67%	6.375%, due 3/12/12	(1,289)
					Whirlpool 0.290% 12/20/08
	Lehnman Brothers (a)	12/20/2008	200	0.29%	8.60%, due 5/1/10	(115)
						(30,566)

					Nextel Communications, Inc.
Dryden Total Return Bond Fund	Morgan Stanley Capital Services, Inc. (a)	12/20/2014	1,500	1.17%	7.375%, due 8/1/15	56,586
					Tyco International Group SA
	Morgan Stanley Capital Services, Inc. (a)	6/20/2009	1,000	0.82%	6.00%, due 11/15/13	15,612
					Dow Chemical Co.
	Morgan Stanley Capital Services, Inc. (a)	9/20/2015	1,000	0.57%	6.00%, due 10/1/12	15,170
					RPM International Inc.
	Morgan Stanley Capital Services, Inc. (b)	12/20/2009	800	0.60%	6.25%, due 12/15/13	(3,565)
					RPM International Inc.
	Morgan Stanley Capital Services, Inc. (b)	12/20/2009	100	0.75%	6.25%, due 12/15/13	(922)
						82,881

Pro Forma Dryden Total Return After Reorganization						52,315

(a)  The Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)  The Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

Forward Foreign currency exchange contracts outstanding at June 30, 2006:

				Unrealized
		Value of Payable	Current	Appreciation/
		at Settlement Date	Value	(Depreciation)
Foreign Currency Purchase Contracts
SP Total Return Bond Fund	Euros,
	expiring 7/20/06	1,228,986	1,251,494	$22,508
	Euros,
	expiring 7/31/06	2,336,526	2,329,383	(7,143)
	Japanese Yen,
	expiring 8/15/06	1,030,707	993,768	(36,939)
				(21,574)
Dryden Total Return Bond Fund	Mexican Nuevo Peso,
	expiring 7/13/06	657,198	661,217	4,019
	New Zealand Dollar,
	expiring 7/19/06	704,104	705,771	1,667
				5,686

Pro Forma Dryden Total Return After Reorganizations				(15,888)

Foreign Currency Sale Contracts
SP Total Return Bond Fund	Euros,
	expiring 7/31/06	3,742,241	3,704,963	37,278
	Euros,
	expiring 7/31/06	1,234,794	1,262,764	(27,970)
	Japanese Yen,
	expiring 8/15/06	873,039	842,058	30,981
	Japanese Yen,
	expiring 8/15/06	269,544	263,951	5,593
	Pound Sterling,
	expiring 7/27/06	3,135,615	3,147,448	(11,833)
				34,049

Dryden Total Return Bond Fund	Australian Dollar,
	expiring 7/19/06	1,360,709	1,366,655	(5,946)
	Canadian Dollar,
	expiring 4/12/06	796,170	789,270	6,900
	Euros,
	expiring 7/25/06	3,264,408	3,301,894	(37,486)
	Hungarian Forint,
	expiring 7/24/06	3,492,775	3,474,570	18,205
	Mexican Nuevo Peso,
	expiring 7/13/06	2,136,477	2,146,156	(9,679)
	New Zealand Dollar,
	expiring 7/19/06	722,288	705,771	16,517
	Polish Zloty,
	expiring 7/24/06	3,026,070	3,080,358	(54,288)
	South African Rand,
	expiring 7/26/06	1,444,282	1,470,733	(26,451)
	Swedish Krona,
	expiring 7/24/06	2,046,816	2,084,876	(38,060)
				(130,288)

Pro Forma Dryden Total Return After Reorganization				(96,239)

Pro Forma Statement of Assets and Liabilities for the Reorganization

as of June 30, 2006

(Unaudited)

PROFORMA

					Dryden Total Return
	Strategic Partners				Bond Fund after
	Total Return	Dryden Total			SP Total Return
	Bond Fund	Return Bond Fund	Proforma		Bond Fund
	(Target)	(Survivor)	Adjustments		Reorganization
Assets
Investments, at value including securities on loan of $0, $9,627,731, $9,627,731)
Unaffiliated investments, at value (a)	$268,411,491	$290,561,355			$558,972,846
Affiliated Investments, at value (b)	10,551,006	36,326,159			46,877,165
Cash	783,223	—	(113,206	)(b)	670,017
Foreign currencies (c)	1,637,255	60,522			1,697,777
Receivable for investments sold	817,828	22,429,276			23,247,104
Dividends and Interest receivable	1,575,607	3,085,457			4,661,064
Unrealized appreciation on interest rate and credit default swaps	230,026	87,368			317,394
Receivable for Fund shares sold	79,343	1,000,946			1,080,289
Due from broker - variation margin	173,265	23,878			197,143
Premium for interest rate swaps purchased	154,168	—			154,168
Unrealized appreciation on forward foreign currency contracts	96,360	47,308			143,668
Receivable from manager	125,288	—	(120,427	)(c)	4,861
Prepaid expenses	8,388	3,246			11,634
Total assets	284,643,248	353,625,515	(233,633)		638,035,130

Liabilities
Payable for investments purchased	8,158,960	48,897,888			57,056,848
Securities sold short, at value (proceeds $11,396,543, $0, $11,396,543)	10,836,535	—			10,836,535
Payable for securities on loan collateral	—	9,779,698			9,779,698
Unrealized depreciation on interest rate and credit default swaps	620,187	4,487			624,674
Payable for Fund shares reacquired	621,164	559,829			1,180,993
Accrued expenses	841,714	251,346			1,093,060
Outstanding options written (premium received $771,873, $17,417, $789,290)	653,549	206			653,755
Dividends payable	276,301	335,459			611,760
Transfer agent fee payable	82,897	192,970			275,867
Distribution fee payable	166,487	110,392			276,879
Unrealized depreciation on forward foreign currency contracts	83,885	171,910			255,795
Premium for credit default and interest rate swaps written	161,458	—			161,458
Deferred trustees’ fees	22,659	31,811			54,470
Management fee payable	—	120,427	(120,427	)(c)	—
Payable to custodian	—	113,206	(113,206	)(b)	—
Total liabilities	22,525,796	60,569,629	(233,633)		82,861,792

Net Assets	$262,117,452	$293,055,886	—		$555,173,338

Net assets were comprised of:
Shares of beneficial interest, at $.001 per value	$26,588	$23,938	$(5,173	)(d)	$45,353
Paid-in capital in excess of par	273,408,389	317,861,081	5,173	(d)	591,274,643
	273,434,977	317,885,019	—		591,319,996
Distribution in excess of net investment income	(1,923,533)	(613,844)			(2,537,377)
Accumulated net realized loss on investments and foreign currency transactions	(1,185,281)	(16,351,333)			(17,536,614)
Net unrealized depreciation on investments and foreign currencies	(8,208,711)	(7,863,956)			(16,072,667)
Net assets, June 30, 2006	$262,117,452	$293,055,886			$555,173,338

(a) Unaffiliated investments at cost	$274,420,941	$298,403,206	$572,824,147
(b) Affiliated investments at cost	$10,551,006	$36,312,836	$46,863,842
(c) Foreign currency at cost	$1,605,557	$60,971	$1,666,528

Net Asset Value
Class A
Net assets	$36,366,597	$194,571,126			$230,937,723
Shares of beneficial interest issued and outstanding	3,689,335	15,890,379	(718,208	)(a)	18,861,506
Net asset value and redemption price per share	$9.86	$12.24			$12.24
Maximum sales charge (4.50%, 4.50%, 4.50% of offering price, respectively)	0.46	0.58			0.58
Maximum offering price to public	$10.32	$12.82			$12.82

Pro Forma Statement of Assets and Liabilities for the Reorganization

as of June 30, 2006

(unaudited) (continued)

					Pro Forma
					Dryden Total Return
	Strategic Partners				Bond Fund after
	Total Return	Dryden Total			SP Total Return
	Bond Fund	Return Bond Fund	Proforma		Bond Fund
	(TARGET)	(SURVIVOR)	Adjustments		Reorganization
Class B
Net assets	$36,460,947	74,766,548			$111,227,495
Shares of beneficial interest issued and outstanding	3,700,250	6,109,029	(721,414	)(a)	9,087,865
Net asset value, offering price and redemption price per share	$9.85	$12.24			$12.24

Class C
Net assets	$47,248,182	$12,220,708			$59,468,890
Shares of beneficial interest issued and outstanding	4,789,880	998,464	(929,734	)(a)	4,858,610
Net asset value, offering price and redemption price per share	$9.86	$12.24			$12.24

Class L
Net assets	$24,872,295	$—			$24,872,295
Shares of beneficial interest issued and outstanding	2,523,660	—	(491,610	)(a)	2,032,050
Net asset value, offering price and redemption price per share	$9.86	$—			$12.24
Maximum sales charge (4.25%, 0%, 4.25% of offering price, respectively)	0.44	—			0.54
Maximum offering price to public	$10.30	$—			$12.78

Class M
Net assets	$99,490,272	$—			$99,490,272
Shares of beneficial interest issued and outstanding	10,090,841	—	(1,962,551	)(a)	8,128,290
Net asset value, offering price and redemption price per share	$9.86	$—			$12.24

Class X
Net assets	$17,679,159	$—			$17,679,159
Shares of beneficial interest issued and outstanding	1,793,820	—	(349,444	)(a)	1,444,376
Net asset value, offering price and redemption price per share	$9.86	$—			$12.24

Class Z
Net assets	$—	$11,497,504			$11,497,504
Shares of beneficial interest issued and outstanding	—	940,503	—	(a)	940,503
Net asset value, offering price and redemption price per share	$—	$12.22			$12.22

(a)  Represents the difference between total additional shares to be issued (see note 2) and current Dryden Total Return Fund, Inc. shares outstanding.

(b) To net payable to custodian with available cash.

(c) To net management fee payable with receivable from manager.

(d) To adjust shares of beneficial interest with paid-in capital with excess of par.

PRO FORMA STATEMENT OF OPERATIONS FOR THE REORGANIZATION

For the Twelve Months Ended June 30, 2006

(unaudited)

PROFORMA

					Dryden Total Return
	Strategic Partners				Bond Fund after
	Total Return	Dryden Total Return			SP Total Return
	Bond Fund	Bond Fund, Inc.			Bond Fund
	(Target)	(Survivor)	ADJUSTMENTS		Reorganization
Net Investment Income
Income
Interest (net of foreign withholding taxes $0, $21,505, $21,505)	$15,532,535	$15,851,416			$31,383,951
Dividends	—	1,518,830			1,518,830
Income from securities lending	—	39,868			39,868
Total income	15,532,535	17,410,114			32,942,649

Expenses
Management fee	1,446,136	1,506,327			2,952,463
Distribution fee-Class A	99,560	462,080			561,640
Distribution fee-Class B	292,493	842,043	$(210,511)	(b)	924,025
Distribution fee-Class C	386,381	99,150			485,531
Distribution fee-Class L	137,412	—			137,412
Distribution fee-Class M	1,120,741	—			1,120,741
Distribution fee-Class X	193,303	—			193,303
Transfer agent’s fees and expenses (a)	705,000	641,000			1,346,000
Custodian’s fees and expenses	131,000	101,000	(30,000	)(c)	202,000
Reports to shareholders	165,000	107,000	(67,000	)(c)	205,000
Registration fees	72,000	63,000	(45,000	)(c)	90,000
Legal fees and expenses	30,000	30,000	(25,000	)(c)	35,000
Audit fee	24,000	22,000	(20,000	)(c)	26,000
Directors’ fees	16,000	16,000	(12,000	)(c)	20,000
Insurance	8,000	20,000	(8,000	)(c)	20,000
Miscellaneous	10,917	10,544	(6,500	)(c)	14,961
Total expenses	4,837,943	3,920,144	(424,011)		8,334,076
Less: Expense subsidy	(294,236)	—	117,088		(117,148)
Net expenses	4,543,707	3,920,144	(306,923)		8,156,928

Net investment income	10,988,828	13,489,970	306,923		24,785,721

Realized And Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on:
Investment transactions	(129,162)	(4,177,627)			(4,306,789)
Short Sales	—	656,581			656,581
Futures transactions	(600,602)	—			(600,602)
Foreign currencies	(162,064)	(157,938)			(320,002)
Written option	163,611	58,291			221,902
Interest and credit defaulted rate swaps	(788,366)	35,127			(753,239)
	(1,516,583)	(3,585,566)			(5,102,149)

Net change in unrealized appreciation (depreciation) on:
Investments	(12,666,115)	(15,978,972)			(28,645,087)
Short Sales	262,852	—			262,852
Futures	(4,649,789)	(379,902)			(5,029,691)
Foreign currencies	(265,984)	(516,245)			(782,229)
Written option	(538,738)	7,488			(531,250)
Interest rate swaps	(872,947)	(196,598)			(1,069,545)
	(18,730,721)	(17,064,229)			(35,794,950)
Net loss on investments and foreign currencies	(20,247,304)	(20,649,795)			(40,897,099)
Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,258,476)	$(7,159,825)	$306,923		$(16,111,378)

(a) Affiliated transfer agent’s fees and expenses	$449,000	$602,000	$—	$1,051,000

(b)           If the Reorganization is approved, the distributor of the Dryden Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets for the twelve months after the completion of the Reorganization.

(c)           Assumes savings on the Fund due to Reorganization.

Notes to Pro-Forma Financial Statements for the Reorganization

(Unaudited)

1.     Basis of Combination – The Pro-Forma Statement of Assets and Liabilities, including the Pro-Forma Schedule of Investments at June 30, 2006 and the related Pro-Forma Statement of Operations (“Pro-Forma Statements”) for the period ended June 30, 2006, reflect the accounts of Dryden Total Return Bond Fund (the “acquiring” fund), and Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund (the “target” fund).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund in exchange for shares in Dryden Total Return Bond Fund.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information.

2.     Shares of Beneficial Interest – The pro-forma net asset value per share assumes the issuance of additional Class L, M and X shares of Dryden Total Return Bond Fund, which would have been issued on June 30, 2006 in connection with the proposed reorganization.  Shareholders of Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund would become shareholders of Dryden Total Return Bond Fund, receiving shares of Dryden Total Return Bond Fund equal to the value of their holdings in Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund. The amount of additional shares assumed to be issued has been calculated based on the June 30, 2006 net assets of Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund and Dryden Total Return Bond Fund, the net asset value per share of as follows:

Dryden Total Return Bond Fund		Net Assets of Target Fund	Per Share
Additional Shares Issued		06/30/2006	06/30/2006
Class A	2,971,127	$36,366,597	$12.24
Class B	2,978,836	$36,460,947	$12.24
Class C	3,860,146	$47,248,182	$12.24
Class L	2,032,050	$24,872,295	$12.24
Class M	8,128,290	$99,490,272	$12.24
Class X	1,444,376	$17,679,159	$12.24

3.     Pro-Forma Operations – The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Total Return Bond Fund at the combined level of average net assets for the twelve months ended June 30, 2006. If the Reorganization is approved, the distributor of the Dryden Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets for the twelve months after the completion of the Reorganization. Additionally, the manager has contractually agreed to waive up to 0.03% of the Dryden Fund’s management fee on an annualized basis for 12 months following the completion of the Reorganization if the Dryden Fund’s net operating expenses exceed 0.80% as a result of the Reorganization.  The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation – Securities listed on a securities exchange other than options on securities and indices are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price.  Securities traded via NASDAQ are valued at the official closing price (“NOCP”) provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the sub adviser, to be over-the-counter, are valued at the market value by an independent pricing agent or principal market maker.  Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’

normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.  When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.  As of June 30, 2006, there were no securities that are held by the Funds’ are valued in accordance with such procedures.

Investments in mutual funds are valued at their net assets value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term securities that are held in the Funds, which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing security at its cost on the date of purchase and thereafter assuming constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than 60 days, are valued at current market value.

5.     Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.     Taxes - For Federal income tax purposes, the acquiring fund and each of the target funds is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  Strategic Partners Style Specific Funds:  Strategic Partners Total Return Bond Fund did not have a capital loss carry forward as of July 31, 2005. Dryden Total Return Bond Fund had a capital loss carry forward of $13,415,605 as of December 31, 2005.